Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT
SECOND QUARTER 2006

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q06 Change				2006 Change
	2Q06		1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$14,940		$15,043	$13,482	$14,265	$12,548	(1)%	19%	$29,983	$26,001	15%
Provision for Credit Losses (a)	493		831	1,224	1,245	587	(41)	(16)	1,324	1,014	31
Noninterest Expense	9,236		9,648	8,430	9,359	10,798	(4)	(14)	18,884	20,637	(8)
Income from Continuing Operations (after-tax)	3,484		3,027	2,642	2,469	937	15	272	6,511	3,143	107
Income from Discontinued Operations (after-tax) (b)	56		54	56	58	57	4	(2)	110	115	(4)
Net Income	3,540		3,081	2,698	2,527	994	15	256	6,621	3,258	103
Per Common Share:
Income from Continuing Operations- Basic	$1.00		$0.87	$0.76	$0.71	$0.27	15	270	$1.87	$0.89	110
Net Income Per Share- Basic	1.02		0.89	0.78	0.72	0.28	15	264	1.91	0.93	105
Income from Continuing Operations- Diluted	$0.98		$0.85	$0.74	$0.70	$0.26	15	277	$1.82	$0.88	107
Net Income Per Share- Diluted	0.99		0.86	0.76	0.71	0.28	15	254	1.85	0.91	103
Cash Dividends Declared Per Share	0.34		0.34	0.34	0.34	0.34	-	-	0.68	0.68	-
Book Value Per Share	31.89		31.19	30.71	30.26	29.95	2	6	31.89	29.95	6
Closing Share Price	42.00		41.64	39.69	33.93	35.32	1	19	42.00	35.32	19
Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,572.2		3,570.8	3,563.9	3,547.7	3,548.3	-	1	3,571.5	3,559.0	-
Common Shares Outstanding at Period-end	3,470.6		3,473.0	3,486.7	3,503.4	3,514.0	-	(1)	3,470.6	3,514.0	(1)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (c)	13%		12%	10%	9%	4%			12%	6%
Return on Equity-Goodwill (“ROE-GW”) (c) (d)	22		20	17	16	6			21	11
Return on Assets (“ROA”) (c) (e)	1.06		1.00	0.89	0.84	0.34			1.03	0.56
Tier 1 Capital Ratio	8.5	(h)	8.5	8.5	8.2	8.2
Total Capital Ratio	12.0	(h)	12.1	12.0	11.3	11.3

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,328,001		$1,273,282	$1,198,942	$1,203,033	$1,171,283	4	13	$1,328,001	$1,171,283	13
Wholesale Loans	178,215		164,799	150,111	151,591	149,588	8	19	178,215	149,588	19
Consumer Loans	276,889		267,282	269,037	268,913	266,437	4	4	276,889	266,437	4
Deposits (f)	593,716		584,465	554,991	535,123	534,640	2	11	593,716	534,640	11
Common Stockholders’ Equity	110,684		108,337	107,072	105,996	105,246	2	5	110,684	105,246	5
Headcount	172,423		170,787	168,847	168,955	168,708	1	2	172,423	168,708	2

LINE OF BUSINESS EARNINGS
Investment Bank	$839		$850	$667	$1,068	$611	(1)	37	$1,689	$1,939	(13)
Retail Financial Services	868		881	803	656	980	(1)	(11)	1,749	1,968	(11)
Card Services	875		901	302	541	542	(3)	61	1,776	1,064	67
Commercial Banking	283		240	279	284	157	18	80	523	388	35
Treasury & Securities Services	316		262	254	222	188	21	68	578	387	49
Asset & Wealth Management	343		313	342	315	283	10	21	656	559	17
Corporate (g)	16		(366)	51	(559)	(1,767)	NM	NM	(350)	(3,047)	89

Net Income	$3,540		$3,081	$2,698	$2,527	$994	15	256	$6,621	$3,258	103

(a)	Second quarter 2006 includes a $90 million release of provision related to Hurricane Katrina in Card Services. Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina.
(b)	The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, the results of operations of this business are being reported as discontinued operations for each of the periods presented.
(c)	Based on annualized amounts.
(d)	Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate comparisons to competitors.
(e)	Represents Net income divided by Total average assets.
(f)	June 30, 2006 excludes deposits of $26.5 billion that have been reclassified to Liabilities of discontinued operations held-for-sale.
(g)	Includes the after-tax impact of discontinued operations, material litigation reserve (recovery) and Merger costs. See Corporate for additional details.
(h)	Estimated.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
REVENUE
Investment Banking Fees	$1,370	$1,169	$1,145	$989	$961	17%	43%	$2,539	$1,954	30%
Principal Transactions	2,628	2,602	1,423	2,886	724	1	263	5,230	3,360	56
Lending & Deposit Related Fees	865	841	853	865	851	3	2	1,706	1,671	2
Asset Management, Administration and Commissions	2,933	2,849	2,605	2,500	2,416	3	21	5,782	4,786	21
Securities Gains (Losses)	(502)	(116)	(540)	(44)	70	(333)	NM	(618)	(752)	18
Mortgage Fees and Related Income	213	241	155	201	336	(12)	(37)	454	698	(35)
Credit Card Income	1,791	1,910	1,402	1,855	1,763	(6)	2	3,701	3,497	6
Other Income	464	554	1,761	230	495	(16)	(6)	1,018	693	47

Noninterest Revenue	9,762	10,050	8,804	9,482	7,616	(3)	28	19,812	15,907	25
Interest Income	14,413	13,065	11,996	11,290	10,816	10	33	27,478	21,329	29
Interest Expense	9,235	8,072	7,318	6,507	5,884	14	57	17,307	11,235	54

Net Interest Income	5,178	4,993	4,678	4,783	4,932	4	5	10,171	10,094	1

TOTAL NET REVENUE	14,940	15,043	13,482	14,265	12,548	(1)	19	29,983	26,001	15

Provision for Credit Losses (a)	493	831	1,224	1,245	587	(41)	(16)	1,324	1,014	31

NONINTEREST EXPENSE
Compensation Expense	5,268	5,548	4,237	4,954	4,220	(5)	25	10,816	8,874	22
Occupancy Expense	553	594	637	542	572	(7)	(3)	1,147	1,090	5
Technology, Communications and Equipment Expense	876	869	904	892	891	1	(2)	1,745	1,806	(3)
Professional & Outside Services	939	876	985	1,001	1,115	7	(16)	1,815	2,176	(17)
Marketing	526	519	385	512	537	1	(2)	1,045	1,020	2
Other Expense (b)	631	816	839	864	2,808	(23)	(78)	1,447	4,496	(68)
Amortization of Intangibles	357	355	366	373	376	1	(5)	712	751	(5)
Merger Costs	86	71	77	221	279	21	(69)	157	424	(63)

TOTAL NONINTEREST EXPENSE	9,236	9,648	8,430	9,359	10,798	(4)	(14)	18,884	20,637	(8)

Income from Continuing Operations before Income Tax Expense	5,211	4,564	3,828	3,661	1,163	14	348	9,775	4,350	125
Income Tax Expense	1,727	1,537	1,186	1,192	226	12	NM	3,264	1,207	170

Income from Continuing Operations (after-tax)	3,484	3,027	2,642	2,469	937	15	272	6,511	3,143	107
Income from Discontinued Operations (after-tax) (c)	56	54	56	58	57	4	(2)	110	115	(4)

NET INCOME	$3,540	$3,081	$2,698	$2,527	$994	15	256	$6,621	$3,258	103

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$0.98	$0.85	$0.74	$0.70	$0.26	15	277	$1.82	$0.88	107
Income from Discontinued Operations (after-tax) (c)	0.01	0.01	0.02	0.01	0.02	-	(50)	0.03	0.03	-

Net Income	$0.99	$0.86	$0.76	$0.71	$0.28	15	254	$1.85	$0.91	103

FINANCIAL RATIOS
ROE	13%	12%	10%	9%	4%			12%	6%
ROE-GW	22	20	17	16	6			21	11
ROA	1.06	1.00	0.89	0.84	0.34			1.03	0.56
Effective Income Tax Rate	33	34	31	33	19			33	28
Overhead Ratio	62	64	63	66	86			63	79

EXCLUDING IMPACT OF MERGER COSTS
Income from Continuing Operations	$3,484	$3,027	$2,642	$2,469	$937	15	272	$6,511	$3,143	107
Less Merger Costs (after-tax)	53	44	48	137	173	20	(69)	97	263	(63)

Income from Continuing Operations Excluding Merger Costs	$3,537	$3,071	$2,690	$2,606	$1,110	15	219	$6,608	$3,406	94

Diluted Per Share:
Income from Continuing Operations	$0.98	$0.85	$0.74	$0.70	$0.26	15	277	$1.82	$0.88	107
Less Merger Costs (after-tax)	0.01	0.01	0.01	0.04	0.05	-	(80)	0.03	0.07	(57)

Income from Continuing Operations Excluding Merger Costs	$0.99	$0.86	$0.75	$0.74	$0.31	15	219	$1.85	$0.95	95

(a)	Second quarter 2006 includes a $90 million release of provision related to Hurricane Katrina in Card Services. Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows:
Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.
(b)	Includes litigation reserve charges of $1,872 million in the second quarter of 2005 and $2,772 in the first six months of 2005 relating to the settlement of Enron and WorldCom class action litigation and for certain other material legal proceedings. In the second quarter of 2006, first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $260 million, $98 million and $208 million, respectively, were recorded. In the first six months of 2006, insurance recoveries relating to certain material litigation of $358 million were recorded.
(c)	The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, the results of operations of this business are being reported as discontinued operations for each of the periods presented.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Jun 30, 2006
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2006	2006	2005	2005	2005	2006	2005
ASSETS
Cash and Due from Banks	$38,390	$36,903	$36,670	$33,036	$35,092	4%	9%
Deposits with Banks	14,437	10,545	21,661	14,337	9,080	37	59
Federal Funds Sold and Securities Purchased under Resale Agreements	157,438	153,755	133,981	122,876	130,785	2	20
Securities Borrowed	87,377	93,280	74,604	64,381	58,457	(6)	49
Trading Assets:
Debt and Equity Instruments	295,604	259,275	248,590	250,171	235,803	14	25
Derivative Receivables	54,075	52,750	49,787	54,389	55,015	3	(2)
Securities	78,022	67,126	47,600	68,697	58,573	16	33
Interests in Purchased Receivables (a)	-	29,029	29,740	28,766	27,887	NM	NM
Loans (Net of Allowance for Loan Losses)	448,028	424,806	412,058	413,284	409,231	5	9
Private Equity Investments	5,974	6,499	6,374	6,081	6,488	(8)	(8)
Accrued Interest and Accounts Receivable	24,418	21,657	22,421	28,872	24,245	13	1
Premises and Equipment	8,910	8,985	9,081	9,297	9,354	(1)	(5)
Goodwill	43,498	43,899	43,621	43,555	43,537	(1)	-
Other Intangible Assets:
Mortgage Servicing Rights	8,247	7,539	6,452	6,057	5,026	9	64
Purchased Credit Card Relationships	3,138	3,243	3,275	3,352	3,528	(3)	(11)
All Other Intangibles	4,231	4,832	4,832	5,139	5,319	(12)	(20)
Other Assets	54,981	49,159	48,195	50,743	53,863	12	2
Assets of discontinued operations held-for-sale (b)	1,233	-	-	-	-	NM	NM

TOTAL ASSETS	$1,328,001	$1,273,282	$1,198,942	$1,203,033	$1,171,283	4	13

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$127,311	$128,982	$135,599	$134,129	$138,025	(1)	(8)
Interest-Bearing	312,517	309,779	287,774	267,288	263,952	1	18
Non-U.S. Offices:
Noninterest-Bearing	6,442	6,591	7,476	6,723	7,289	(2)	(12)
Interest-Bearing	147,446	139,113	124,142	126,983	125,374	6	18

Total Deposits	593,716	584,465	554,991	535,123	534,640	2	11
Federal Funds Purchased and Securities Sold under Repurchase Agreements	175,055	151,006	125,925	143,404	137,350	16	27
Commercial Paper	18,554	15,933	13,863	16,166	12,842	16	44
Other Borrowed Funds	10,921	14,400	10,479	15,400	12,716	(24)	(14)
Trading Liabilities:
Debt and Equity Instruments	105,445	104,160	94,157	99,163	83,011	1	27
Derivative Payables	52,630	55,938	51,773	53,329	51,269	(6)	3
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	82,569	73,693	78,460	74,698	77,064	12	7
Beneficial Interests Issued by Consolidated VIEs	15,432	42,237	42,197	46,140	43,826	(63)	(65)
Long-Term Debt	125,280	112,133	108,357	101,853	101,182	12	24
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	10,827	10,980	11,529	11,622	11,998	(1)	(10)
Liabilities of discontinued operations held-for-sale (b)	26,888	-	-	-	-	NM	NM

TOTAL LIABILITIES	1,217,317	1,164,945	1,091,731	1,096,898	1,065,898	4	14
STOCKHOLDERS’ EQUITY
Preferred Stock	-	-	139	139	139	NM	NM
Common Stock	3,658	3,645	3,618	3,608	3,604	-	1
Capital Surplus	77,098	76,153	74,994	74,396	73,911	1	4
Retained Earnings	38,208	35,892	33,848	32,350	31,032	6	23
Accumulated Other Comprehensive Income (Loss)	(1,218)	(1,017)	(626)	(602)	(61)	(20)	NM
Treasury Stock, at Cost	(7,062)	(6,336)	(4,762)	(3,756)	(3,240)	(11)	(118)

TOTAL STOCKHOLDERS’ EQUITY	110,684	108,337	107,211	106,135	105,385	2	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,328,001	$1,273,282	$1,198,942	$1,203,033	$1,171,283	4	13

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments as of June 30, 2006.
(b)	The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, period-end assets and liabilities of this business are being reported as discontinued operations for the period ended June 30, 2006. See footnote (b) on page 5 for additional details.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
AVERAGE BALANCES (a)
ASSETS
Deposits with Banks	$39,193	$20,672	$15,584	$11,388	$18,646	90%	110%	$29,984	$16,948	77%
Federal Funds Sold and Securities Purchased under Resale Agreements (b)	128,740	129,268	135,155	129,290	123,104	-	5	129,003	114,096	13
Securities Borrowed	86,742	84,220	72,359	66,817	60,207	3	44	85,488	56,349	52
Trading Assets - Debt Instruments	204,551	185,679	181,019	188,684	193,384	10	6	195,167	190,424	2
Securities	82,845	60,216	60,663	65,185	67,698	38	22	71,593	80,493	(11)
Interests in Purchased Receivables	26,221	30,028	28,338	27,905	28,082	(13)	(7)	28,114	28,676	(2)
Loans	442,601	429,043	421,434	415,574	404,219	3	9	435,859	401,331	9

Total Interest-Earning Assets	1,010,893	939,126	914,552	904,843	895,340	8	13	975,208	888,317	10
Trading Assets - Equity Instruments	70,045	70,762	56,970	53,025	43,935	(1)	59	70,402	43,827	61
All Other Noninterest-Earning Assets	229,898	219,045	214,256	219,452	218,437	5	5	224,500	219,339	2
Assets of discontinued operations held-for-sale (b) (c)	23,033	19,424	19,006	18,725	18,321	19	26	21,239	17,979	18

TOTAL ASSETS	$1,333,869	$1,248,357	$1,204,784	$1,196,045	$1,176,033	7	13	$1,291,349	$1,169,462	10

LIABILITIES
Interest-Bearing Deposits (b)	$449,782	$419,903	$388,818	$385,540	$382,127	7	18	$434,925	$379,274	15
Federal Funds Purchased and Securities Sold under Repurchase Agreements	184,943	158,818	149,269	160,453	158,175	16	17	171,953	154,774	11
Commercial Paper	17,484	15,310	17,393	15,188	12,496	14	40	16,403	12,580	30
Other Borrowings (d)	103,150	107,702	101,261	97,620	87,506	(4)	18	105,413	87,995	20
Beneficial Interests Issued by Consolidated VIEs	43,470	42,192	45,284	44,381	43,743	3	(1)	42,835	44,514	(4)
Long-Term Debt	125,723	118,875	117,597	111,921	111,858	6	12	122,318	109,941	11

Total Interest-Bearing Liabilities	924,552	862,800	819,622	815,103	795,905	7	16	893,847	789,078	13
Noninterest-Bearing Liabilities	278,229	259,936	261,522	257,892	257,540	7	8	269,133	258,011	4
Liabilities of discontinued operations held-for-sale (b) (c)	22,131	18,317	17,576	17,430	17,103	21	29	20,234	16,789	21

TOTAL LIABILITIES	1,224,912	1,141,053	1,098,720	1,090,425	1,070,548	7	14	1,183,214	1,063,878	11

Preferred Stock	-	137	139	139	216	NM	NM	68	277	(75)
Common Stockholders’ Equity	108,957	107,167	105,925	105,481	105,269	2	4	108,067	105,307	3

TOTAL STOCKHOLDERS’ EQUITY	108,957	107,304	106,064	105,620	105,485	2	3	108,135	105,584	2

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,333,869	$1,248,357	$1,204,784	$1,196,045	$1,176,033	7	13	$1,291,349	$1,169,462	10

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with Banks	4.43%	4.31%	4.77%	4.48%	4.08%			4.40%	4.09%
Federal Funds Sold and Securities Purchased under Resale Agreements (b)	3.18	3.21	2.85	2.48	2.48			3.19	2.34
Securities Borrowed	3.89	3.51	3.00	2.63	2.42			3.70	2.25
Trading Assets - Debt Instruments	5.33	5.61	5.08	4.81	5.07			5.46	4.99
Securities	5.45	5.34	5.00	4.56	3.77			5.41	4.44
Interests in Purchased Receivables	4.92	4.47	3.97	3.52	3.08			4.68	2.83
Loans	7.25	7.06	6.57	6.39	6.24			7.18	6.18
Total Interest-Earning Assets	5.74	5.67	5.23	4.98	4.88			5.71	4.87

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits (b)	3.67	3.43	3.18	2.72	2.40			3.56	2.25
Federal Funds Purchased and Securities Sold under Repurchase Agreements	3.85	3.47	3.05	2.81	2.69			3.68	2.59
Commercial Paper	4.31	3.97	3.40	3.13	2.42			4.15	2.21
Other Borrowings (d)	4.93	5.16	5.10	4.93	5.16			5.05	5.39
Beneficial Interests Issued by Consolidated VIEs	4.86	3.92	3.66	3.25	2.92			4.40	2.68
Long-Term Debt	4.34	4.21	4.01	3.65	3.64			4.28	3.56
Total Interest-Bearing Liabilities	4.01	3.79	3.54	3.17	2.97			3.90	2.87

INTEREST RATE SPREAD	1.73%	1.88%	1.69%	1.81%	1.91%			1.81%	2.00%

NET YIELD ON INTEREST-EARNING ASSETS	2.07%	2.19%	2.05%	2.13%	2.25%			2.13%	2.32%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.50%	2.67%	2.51%	2.63%	2.78%			2.58%	2.87%

(a)	Prior periods have been adjusted to reflect the reclassification of certain balances to more appropriate balance sheet line items.

(b)	In connection with the sale of the Corporate Trust business, the Firm will transfer certain customer assets to The Bank of New York on the closing date. For purposes of the Consolidated Average Balance Sheet and Rate table, a portion of interest income earned on Federal funds sold was reclassified to discontinued operations as the Firm believes the interest rate on Federal funds sold provides a reasonable estimate of the revenue earned on those customer assets.

(c)	The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, average assets and average liabilities are being reported as discontinued operations for each of the periods presented to provide comparable yield information on a quarterly basis.

(d)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” That presentation provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that are adjusted to exclude credit card securitizations and present revenue on a fully taxable equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
CREDIT CARD INCOME
Credit Card Income - Reported	$1,791	$1,910	$1,402	$1,855	$1,763	(6)%	2%	$3,701	$3,497	6%
Impact of:
Credit Card Securitizations	(937)	(1,125)	(442)	(733)	(728)	17	(29)	(2,062)	(1,543)	(34)

Credit Card Income - Managed	$854	$785	$960	$1,122	$1,035	9	(17)	$1,639	$1,954	(16)

OTHER INCOME
Other Income - Reported	$464	$554	$1,761	$230	$495	(16)	(6)	$1,018	$693	47
Impact of:
Tax Equivalent Adjustments	170	146	158	155	143	16	19	316	258	22

Other Income - Managed	$634	$700	$1,919	$385	$638	(9)	(1)	$1,334	$951	40

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue - Reported	$9,762	$10,050	$8,804	$9,482	$7,616	(3)	28	$19,812	$15,907	25
Impact of:
Credit Card Securitizations	(937)	(1,125)	(442)	(733)	(728)	17	(29)	(2,062)	(1,543)	(34)
Tax Equivalent Adjustments	170	146	158	155	143	16	19	316	258	22

Total Noninterest Revenue - Managed	$8,995	$9,071	$8,520	$8,904	$7,031	(1)	28	$18,066	$14,622	24

NET INTEREST INCOME
Net Interest Income - Reported	$5,178	$4,993	$4,678	$4,783	$4,932	4	5	$10,171	$10,094	1
Impact of:
Credit Card Securitizations	1,498	1,574	1,504	1,600	1,658	(5)	(10)	3,072	3,390	(9)
Tax Equivalent Adjustments	47	71	57	67	84	(34)	(44)	118	145	(19)

Net Interest Income - Managed	$6,723	$6,638	$6,239	$6,450	$6,674	1	1	$13,361	$13,629	(2)

TOTAL NET REVENUE
Total Net Revenue - Reported	$14,940	$15,043	$13,482	$14,265	$12,548	(1)	19	$29,983	$26,001	15
Impact of:
Credit Card Securitizations	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)
Tax Equivalent Adjustments	217	217	215	222	227	-	(4)	434	403	8

Total Net Revenue - Managed	$15,718	$15,709	$14,759	$15,354	$13,705	-	15	$31,427	$28,251	11

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses - Reported	$493	$831	$1,224	$1,245	$587	(41)	(16)	$1,324	$1,014	31
Impact of:
Credit Card Securitizations	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)

Provision for Credit Losses - Managed	$1,054	$1,280	$2,286	$2,112	$1,517	(18)	(31)	$2,334	$2,861	(18)

INCOME TAX EXPENSE
Income Tax Expense - Reported	$1,727	$1,537	$1,186	$1,192	$226	12	NM	$3,264	$1,207	170
Impact of:
Tax Equivalent Adjustments	217	217	215	222	227	-	(4)	434	403	8

Income Tax Expense - Managed	$1,944	$1,754	$1,401	$1,414	$453	11	329	$3,698	$1,610	130

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
TOTAL NET REVENUE (FTE)
Investment Bank	$4,184	$4,699	$3,195	$4,471	$2,760	(11)%	52%	$8,883	$6,947	28%
Retail Financial Services	3,779	3,763	3,594	3,590	3,799	-	(1)	7,542	7,646	(1)
Card Services	3,664	3,685	3,721	3,980	3,886	(1)	(6)	7,349	7,665	(4)
Commercial Banking	949	900	916	877	868	5	9	1,849	1,695	9
Treasury & Securities Services	1,588	1,485	1,436	1,380	1,417	7	12	3,073	2,723	13
Asset & Wealth Management	1,620	1,584	1,511	1,449	1,343	2	21	3,204	2,704	18
Corporate	(66)	(407)	386	(393)	(368)	84	82	(473)	(1,129)	58

TOTAL NET REVENUE	$15,718	$15,709	$14,759	$15,354	$13,705	-	15	$31,427	$28,251	11

NET INCOME (LOSS)
Investment Bank	$839	$850	$667	$1,068	$611	(1)	37	$1,689	$1,939	(13)
Retail Financial Services	868	881	803	656	980	(1)	(11)	1,749	1,968	(11)
Card Services	875	901	302	541	542	(3)	61	1,776	1,064	67
Commercial Banking	283	240	279	284	157	18	80	523	388	35
Treasury & Securities Services	316	262	254	222	188	21	68	578	387	49
Asset & Wealth Management	343	313	342	315	283	10	21	656	559	17
Corporate (a)	16	(366)	51	(559)	(1,767)	NM	NM	(350)	(3,047)	89

TOTAL NET INCOME (b)	$3,540	$3,081	$2,698	$2,527	$994	15	256	$6,621	$3,258	103

AVERAGE EQUITY (c)
Investment Bank	$21,000	$20,000	$20,000	$20,000	$20,000	5	5	$20,503	$20,000	3
Retail Financial Services	14,300	13,896	13,700	13,475	13,250	3	8	14,099	13,175	7
Card Services	14,100	14,100	11,800	11,800	11,800	-	19	14,100	11,800	19
Commercial Banking	5,500	5,500	3,400	3,400	3,400	-	62	5,500	3,400	62
Treasury & Securities Services	2,200	2,545	1,525	1,525	1,525	(14)	44	2,372	1,525	56
Asset & Wealth Management	3,500	3,500	2,400	2,400	2,400	-	46	3,500	2,400	46
Corporate	48,357	47,626	53,100	52,881	52,894	2	(9)	47,993	53,007	(9)

TOTAL AVERAGE EQUITY	$108,957	$107,167	$105,925	$105,481	$105,269	2	4	$108,067	$105,307	3

RETURN ON EQUITY (c)
Investment Bank	16%	17%	13%	21%	12%			17%	20%
Retail Financial Services	24	26	23	19	30			25	30
Card Services	25	26	10	18	18			25	18
Commercial Banking	21	18	33	33	19			19	23
Treasury & Securities Services	58	42	66	58	49			49	51
Asset & Wealth Management	39	36	57	52	47			38	47
(a)	Includes the after-tax impact of discontinued operations, material litigation reserve (recovery) and Merger costs. See Corporate for additional details.

(b)	Net income includes Income from discontinued operations (after-tax) of $56 million, $54 million, $56 million, $58 million and $57 million for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively, and $110 million and $115 million for the six months ended June 30, 2006 and 2005, respectively.

(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. At the time of the Merger, goodwill, as well as the associated capital, was allocated solely to Corporate. Effective January 2006, the Firm prospectively refined its methodology to allocate capital to the business segments to include any goodwill associated with line of business-directed acquisitions since the Merger.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,368	$1,170	$1,161	$985	$965	17%	42%	$2,538	$1,950	30%
Principal Transactions	2,045	2,375	1,163	2,594	427	(14)	379	4,420	2,302	92
Lending & Deposit Related Fees	134	137	143	148	146	(2)	(8)	271	303	(11)
Asset Management, Administration and Commissions	550	552	460	445	413	-	33	1,102	822	34
All Other Income	3	275	115	40	252	(99)	(99)	278	379	(27)

Noninterest Revenue	4,100	4,509	3,042	4,212	2,203	(9)	86	8,609	5,756	50
Net Interest Income	84	190	153	259	557	(56)	(85)	274	1,191	(77)

TOTAL NET REVENUE (a)	4,184	4,699	3,195	4,471	2,760	(11)	52	8,883	6,947	28

Provision for Credit Losses	(62)	183	(83)	(46)	(343)	NM	82	121	(709)	NM
Credit Reimbursement from TSS (b)	30	30	40	38	38	-	(21)	60	76	(21)

NONINTEREST EXPENSE
Compensation Expense	1,961	2,256	1,096	1,885	1,193	(13)	64	4,217	2,811	50
Noncompensation Expense	985	935	1,067	992	988	5	-	1,920	1,897	1

TOTAL NONINTEREST EXPENSE	2,946	3,191	2,163	2,877	2,181	(8)	35	6,137	4,708	30

Income Before Income Tax Expense	1,330	1,355	1,155	1,678	960	(2)	39	2,685	3,024	(11)
Income Tax Expense	491	505	488	610	349	(3)	41	996	1,085	(8)

NET INCOME	$839	$850	$667	$1,068	$611	(1)	37	$1,689	$1,939	(13)

FINANCIAL RATIOS
ROE	16%	17%	13%	21%	12%			17%	20%
ROA	0.50	0.53	0.43	0.69	0.41			0.52	0.67
Overhead Ratio	70	68	68	64	79			69	68
Compensation Expense as a % of Total Net Revenue (c)	45	43	34	42	43			44	40

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$352	$389	$341	$300	$359	(10)	(2)	$741	$622	19
Equity Underwriting	364	212	311	210	104	72	250	576	343	68
Debt Underwriting	652	569	509	475	502	15	30	1,221	985	24

Total Investment Banking Fees	1,368	1,170	1,161	985	965	17	42	2,538	1,950	30
Fixed Income Markets	2,037	1,993	1,112	2,441	1,428	2	43	4,030	3,724	8
Equities Markets	528	1,215	458	713	72	(57)	NM	1,743	628	178
Credit Portfolio	251	321	464	332	295	(22)	(15)	572	645	(11)

Total Net Revenue	$4,184	$4,699	$3,195	$4,471	$2,760	(11)	52	$8,883	$6,947	28

REVENUE BY REGION
Americas	$2,010	$2,067	$1,484	$2,700	$1,843	(3)	9	$4,077	$4,074	-
Europe/Middle East/Africa	1,747	2,047	1,266	1,272	554	(15)	215	3,794	2,089	82
Asia/Pacific	427	585	445	499	363	(27)	18	1,012	784	29

Total Net Revenue	$4,184	$4,699	$3,195	$4,471	$2,760	(11)	52	$8,883	$6,947	28

(a)	Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $193 million, $194 million, $191 million, $200 million and $206 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, and $387 million and $361 million year-to-date 2006 and 2005, respectively.

(b)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(c)	Beginning in the quarter ended March 31, 2006, Compensation Expense to Total Net Revenue ratio is adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation Expense to Total Net Revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s compensation expense to total net revenue ratio.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$672,056	$646,220	$618,171	$617,717	$594,186	4%	13%	$659,209	$581,276	13%
Trading Assets - Debt and Equity Instruments	268,091	252,415	232,032	234,722	232,980	6	15	260,296	229,194	14
Trading Assets - Derivative Receivables	55,692	49,388	48,741	52,399	56,436	13	(1)	52,557	59,985	(12)
Loans:
Loans Retained (a)	59,026	53,678	48,438	47,411	42,060	10	40	56,367	41,728	35
Loans Held-for-Sale (b)	19,920	19,212	15,368	12,747	11,138	4	79	19,568	9,337	110

Total Loans	78,946	72,890	63,806	60,158	53,198	8	48	75,935	51,065	49
Adjusted Assets (c)	530,057	492,304	459,532	462,056	453,895	8	17	511,285	449,845	14
Equity	21,000	20,000	20,000	20,000	20,000	5	5	20,503	20,000	3

Headcount	22,914	21,705	19,802	19,558	19,297	6	19	22,914	19,297	19

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(12)	$(21)	$(5)	$(69)	$(47)	43	74	$(33)	$(52)	37
Nonperforming Assets:
- Nonperforming Loans (d)	488	434	594	702	711	12	(31)	488	711	(31)
- Other Nonperforming Assets	37	50	51	232	235	(26)	(84)	37	235	(84)
Allowance for Loan Losses	1,038	1,117	907	1,002	971	(7)	7	1,038	971	7
Allowance for Lending-Related Commitments	249	220	226	211	225	13	11	249	225	11

Net Charge-off (Recovery) Rate (b)	(0.08)%	(0.16)%	(0.04)%	(0.58)%	(0.45)%			(0.12)%	(0.25)%
Allowance for Loan Losses to Average Loans (b)	1.76	2.08	1.87	2.11	2.31			1.84	2.33
Allowance for Loan Losses to Nonperforming Loans (d)	248	305	187	168	137			248	137
Nonperforming Loans to Average Loans	0.62	0.60	0.93	1.17	1.34			0.64	1.39

MARKET RISK - AVERAGE TRADING AND CREDIT PORTFOLIO VAR (e) (f) (g)
Trading Activities:
Fixed Income	$52	$60	$69	$57	$82	(13)	(37)	$56	$70	(20)
Foreign Exchange	25	20	23	24	21	25	19	22	22	-
Equities	24	32	30	41	45	(25)	(47)	28	32	(13)
Commodities and Other	52	47	35	24	15	11	247	50	12	317
Diversification (e)	(74)	(68)	(64)	(62)	(61)	(9)	(21)	(71)	(52)	(37)

Total Trading VAR (f)	79	91	93	84	102	(13)	(23)	85	84	1

Credit Portfolio VAR (g)	14	14	15	15	13	-	8	14	13	8
Diversification (e)	(9)	(11)	(13)	(13)	(13)	18	31	(10)	(11)	9

Total Trading and Credit Portfolio VAR	$84	$94	$95	$86	$102	(11)	(18)	$89	$86	3

	YTD 2006		Full Year 2005

	Market		Market
MARKET SHARES AND RANKINGS (h)	Share	Rankings	Share	Rankings

Global Debt, Equity and Equity-Related	7%	#2	7%	#2
Global Syndicated Loans	16%	#1	15%	#1
Global Long-Term Debt	7%	#2	6%	#4
Global Equity and Equity-Related	6%	#6	7%	#6
Global Announced M&A	27%	#3	23%	#3
U.S. Debt, Equity and Equity-Related	9%	#2	8%	#3
U.S. Syndicated Loans	29%	#1	28%	#1
U.S. Long-Term Debt	13%	#1	11%	#2
U.S. Equity and Equity-Related	7%	#5	9%	#6
U.S. Announced M&A	24%	#4	25%	#3
(a)	Loans retained include Credit Portfolio, Conduit loans, leverage leases, bridge loans for underwriting and other accrual loans.

(b)	Loans held-for-sale, which include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, are excluded from total loans for the allowance coverage ratio and net charge-off rate.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans include loans held-for-sale of $70 million, $68 million, $109 million, $106 million and $2 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(e)	Average VARs are less than the sum of the VARs of its market risk components due to risk offsets resulting from portfolio diversification. The diversification effect reflects the fact that the risks are not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(f)	Includes substantially all trading activities; however, particular risk parameters of certain products are not fully captured, for example, correlation risk.

(g)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market hedges of the accrual loan portfolio, which are all reported in Principal Transactions. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)	Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$390	$371	$374	$380	$358	5%	9%	$761	$698	9%
Asset Management, Administration and Commissions	366	437	365	370	369	(16)	(1)	803	763	5
Securities Gains (Losses)	(39)	(6)	(1)	-	-	NM	NM	(45)	10	NM
Mortgage Fees and Related Income	204	236	183	212	341	(14)	(40)	440	709	(38)
Credit Card Income	129	115	118	109	105	12	23	244	199	23
All Other Income	163	48	73	7	68	240	140	211	56	277

Noninterest Revenue	1,213	1,201	1,112	1,078	1,241	1	(2)	2,414	2,435	(1)
Net Interest Income	2,566	2,562	2,482	2,512	2,558	-	-	5,128	5,211	(2)

TOTAL NET REVENUE	3,779	3,763	3,594	3,590	3,799	-	(1)	7,542	7,646	(1)

Provision for Credit Losses (a)	100	85	158	378	94	18	6	185	188	(2)

NONINTEREST EXPENSE
Compensation Expense	901	920	853	842	820	(2)	10	1,821	1,642	11
Noncompensation Expense	1,246	1,207	1,163	1,189	1,181	3	6	2,453	2,396	2
Amortization of Intangibles	112	111	125	125	125	1	(10)	223	250	(11)

TOTAL NONINTEREST EXPENSE	2,259	2,238	2,141	2,156	2,126	1	6	4,497	4,288	5

Income Before Income Tax Expense	1,420	1,440	1,295	1,056	1,579	(1)	(10)	2,860	3,170	(10)
Income Tax Expense	552	559	492	400	599	(1)	(8)	1,111	1,202	(8)

NET INCOME	$868	$881	$803	$656	$980	(1)	(11)	$1,749	$1,968	(11)

FINANCIAL RATIOS
ROE	24%	26%	23%	19%	30%			25%	30%
ROA	1.49	1.54	1.40	1.14	1.74			1.51	1.76
Overhead Ratio	60	59	60	60	56			60	56
Overhead Ratio Excluding Core Deposit Intangibles (b)	57	57	56	57	53			57	53

SELECTED BALANCE SHEETS (Ending)
Assets	$233,748	$235,127	$224,801	$230,698	$223,391	(1)	5	$233,748	$223,391	5
Loans (c)	203,928	202,591	197,299	200,434	197,927	1	3	203,928	197,927	3
Deposits	198,273	200,154	191,415	187,621	185,558	(1)	7	198,273	185,558	7

SELECTED BALANCE SHEETS (Average)
Assets	$234,097	$231,587	$226,866	$227,875	$225,574	1	4	$232,849	$225,348	3
Loans (d)	201,635	198,797	197,359	199,057	197,707	1	2	200,224	198,098	1
Deposits	199,075	194,382	189,113	187,216	186,523	2	7	196,741	185,435	6
Equity	14,300	13,896	13,700	13,475	13,250	3	8	14,099	13,175	7

Headcount	62,450	62,472	60,998	60,375	59,631	-	5	62,450	59,631	5

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$113	$121	$162	$144	$114	(7)	(1)	$234	$266	(12)
Nonperforming Loans (e)	1,339	1,349	1,338	1,203	1,132	(1)	18	1,339	1,132	18
Nonperforming Assets	1,520	1,537	1,518	1,387	1,319	(1)	15	1,520	1,319	15
Allowance for Loan Losses	1,321	1,333	1,363	1,375	1,135	(1)	16	1,321	1,135	16

Net Charge-off Rate (d)	0.24%	0.27%	0.36%	0.31%	0.25%			0.25%	0.29%
Allowance for Loan Losses to Ending Loans (c)	0.69	0.71	0.75	0.75	0.61			0.69	0.61
Allowance for Loan Losses to Nonperforming Loans (e)	99	100	104	115	103			99	103
Nonperforming Loans to Total Loans	0.66	0.67	0.68	0.60	0.57			0.66	0.57
(a)	Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $230 million in Regional Banking and $20 million in Auto Finance; within Regional Banking, $140 million was for real estate and $90 million was for Business Banking.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $110 million, $109 million, $124 million, $124 million, and $124 million for the quarters ending June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, and $219 million and $248 million year-to-date 2006 and 2005, respectively.

(c)	Includes loans held-for-sale of $11,834 million, $14,343 million, $16,598 million, $17,695 million and $13,112 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Average loans include loans held-for-sale of $12,903 million, $16,362 million, $16,505 million, $15,707 million and $14,620 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. The year-to-date average loans held-for-sale were $14,623 million and $15,237 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

(e)	Nonperforming loans include loans held-for-sale of $9 million, $16 million, $27 million, $10 million and $26 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
REGIONAL BANKING
Noninterest Revenue	$851	$820	$701	$789	$821	4%	4%	$1,671	$1,648	1%
Net Interest Income	2,212	2,220	2,101	2,089	2,131	-	4	4,432	4,341	2

Total Net Revenue	3,063	3,040	2,802	2,878	2,952	1	4	6,103	5,989	2
Provision for Credit Losses	70	66	87	297	63	6	11	136	128	6
Noninterest Expense	1,746	1,738	1,636	1,673	1,661	-	5	3,484	3,366	4
Income Before Income Tax Expense	1,247	1,236	1,079	908	1,228	1	2	2,483	2,495	-
Net Income	764	757	669	563	762	1	-	1,521	1,548	(2)

ROE	30%	31%	28%	24%	34%			31%	35%
ROA	1.86	1.95	1.73	1.46	2.04			1.91	2.10
Overhead Ratio	57	57	58	58	56			57	56
Overhead Ratio Excluding Core Deposit Intangibles (a)	53	54	54	54	52			53	52

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$14.0	$11.7	$12.1	$14.3	$15.8	20	(11)	$25.7	$27.7	(7)
End of Period Loans Owned:
Home Equity	$77.8	$75.3	$73.9	$72.5	$71.2	3	9	$77.8	$71.2	9
Mortgage	48.6	47.0	44.6	47.0	47.7	3	2	48.6	47.7	2
Business Banking	13.0	12.8	12.8	12.7	12.6	2	3	13.0	12.6	3
Education	8.3	9.5	3.0	2.9	2.0	(13)	315	8.3	2.0	315
Other Loans (b)	2.6	2.7	2.6	2.9	2.8	(4)	(7)	2.6	2.8	(7)

Total End of Period Loans	150.3	147.3	136.9	138.0	136.3	2	10	150.3	136.3	10
End of Period Deposits:
Checking	$62.3	$64.9	$64.9	$62.3	$61.6	(4)	1	$62.3	$61.6	1
Savings	89.1	91.0	87.7	86.9	86.5	(2)	3	89.1	86.5	3
Time and Other	36.5	34.2	29.7	27.0	25.8	7	41	36.5	25.8	41

Total End of Period Deposits	187.9	190.1	182.3	176.2	173.9	(1)	8	187.9	173.9	8
Average Loans Owned:
Home Equity	$76.2	$74.1	$72.7	$71.7	$69.0	3	10	$75.2	$67.6	11
Mortgage Loans	47.1	44.6	45.6	46.6	46.0	6	2	45.9	44.7	3
Business Banking	13.0	12.8	12.6	12.5	12.5	2	4	12.8	12.5	2
Education	8.7	5.4	2.6	2.2	2.8	61	211	7.1	3.7	92
Other Loans (b)	2.6	3.0	2.7	2.6	2.7	(13)	(4)	2.8	3.1	(10)

Total Average Loans (c)	147.6	139.9	136.2	135.6	133.0	6	11	143.8	131.6	9
Average Deposits:
Checking	$62.6	$63.0	$61.7	$61.0	$62.3	(1)	-	$62.8	$62.1	1
Savings	89.8	89.3	87.8	87.1	87.3	1	3	89.6	87.5	2
Time and Other	35.4	32.4	28.1	26.3	25.4	9	39	33.9	25.0	36

Total Average Deposits	187.8	184.7	177.6	174.4	175.0	2	7	186.3	174.6	7
Average Assets	164.6	157.1	153.4	152.9	150.0	5	10	160.9	148.5	8
Average Equity	10.2	9.8	9.4	9.2	9.0	4	13	10.0	8.9	12

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (d) (e)	1.48%	1.36%	1.68%	1.45%	1.32%			1.48%	1.32%
Net Charge-offs
Home Equity	$30	$33	$42	$32	$32	(9)%	(6)%	$63	$67	(6)
Mortgage	9	12	5	6	8	(25)	13	21	14	50
Business Banking	16	18	32	25	25	(11)	(36)	34	44	(23)
Other Loans (f)	13	7	6	11	2	86	NM	20	11	82

Total Net Charge-offs	68	70	85	74	67	(3)	1	138	136	1
Net Charge-off Rate
Home Equity	0.16%	0.18%	0.23%	0.18%	0.19%			0.17%	0.20%
Mortgage	0.08	0.11	0.04	0.05	0.07			0.09	0.06
Business Banking	0.49	0.57	1.01	0.79	0.80			0.54	0.71
Other Loans (c) (f)	0.55	0.56	0.88	1.68	0.23			0.55	0.62
Total Net Charge-off Rate (c) (f)	0.19	0.21	0.25	0.22	0.21			0.20	0.21

Nonperforming Assets (g) (h) (i)	$1,349	$1,339	$1,282	$1,141	$1,084	1	24	$1,349	$1,084	24

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$3,692	$3,553	$2,622	$2,745	$2,907	4	27	$7,245	$5,777	25

Number of:
Branches	2,660	2,638	2,641	2,549	2,539	22 #	121 #	2,660	2,539	121 #
ATMs	7,753	7,400	7,312	7,136	6,961	353	792	7,753	6,961	792
Personal Bankers	7,260	7,019	7,067	6,719	6,258	241	1,002	7,260	6,258	1,002
Sales Specialists	3,376	3,318	3,214	3,117	2,987	58	389	3,376	2,987	389
Active Online Customers (in thousands)	5,072	5,030	4,231	4,099	4,053	42	1,019	5,072	4,053	1,019
Checking Accounts (in thousands)	9,072	8,936	8,793	8,702	8,504	136	568	9,072	8,504	568

MORTGAGE BANKING

Production Revenue	$202	$219	$134	$229	$144	(8)%	40%	$421	$381	10%
Net Mortgage Servicing Revenue:
Servicing Revenue	563	560	546	533	517	1	9	1,123	1,036	8
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model (j)	491	711	157	767	(702)	(31)	NM	1,202	(154)	NM
Other Changes in Fair Value (k)	(392)	(349)	(309)	(323)	(324)	(12)	(21)	(741)	(663)	(12)
Derivative Valuation Adjustments and Other	(546)	(753)	(104)	(814)	869	27	NM	(1,299)	424	NM

Total Net Mortgage Servicing Revenue	116	169	290	163	360	(31)	(68)	285	643	(56)

Total Net Revenue	318	388	424	392	504	(18)	(37)	706	1,024	(31)
Noninterest Expense	329	324	325	309	306	2	8	653	605	8
Income (Loss) Before Income Tax Expense	(11)	64	99	83	198	NM	NM	53	419	(87)
Net Income (Loss)	(7)	39	63	53	124	NM	NM	32	263	(88)

ROE	NM	9%	16%	13%	31%			4%	33%
ROA	NM	0.58	1.03	0.89	2.40			0.25	2.56

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$497.4	$484.1	$467.5	$450.3	$438.1	3	14	$497.4	$438.1	14
MSR Net Carrying Value (Ending)	8.2	7.5	6.5	6.1	5.0	9	64	8.2	5.0	64
Average Mortgage Loans Held-for-Sale	9.8	13.0	13.1	13.5	10.5	(25)	(7)	11.4	10.9	5
Average Assets	23.9	27.1	24.2	23.7	20.7	(12)	15	25.5	20.7	23
Average Equity	1.7	1.7	1.6	1.6	1.6	-	6	1.7	1.6	6

Mortgage Origination Volume by Channel (in billions)
Retail	$10.8	$9.1	$10.7	$13.9	$11.7	19	(8)	$19.9	$21.7	(8)
Wholesale	8.7	7.4	8.2	10.1	8.7	18	-	16.1	15.9	1
Correspondent (Including Negotiated Transactions)	17.0	12.4	13.0	15.3	10.7	37	59	29.4	20.2	46

Total	36.5	28.9	31.9	39.3	31.1	26	17	65.4	57.8	13

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
AUTO FINANCE
Noninterest Revenue	$90	$44	$75	$14	$32	105%	181%	$134	$(3)	NM %
Net Interest Income	308	291	293	306	311	6	(1)	599	636	(6)

Total Net Revenue	398	335	368	320	343	19	16	733	633	16
Provision for Credit Losses	30	19	71	81	31	58	(3)	49	60	(18)
Noninterest Expense	184	176	180	174	159	5	16	360	317	14
Income Before Income Tax Expense	184	140	117	65	153	31	20	324	256	27
Net Income	111	85	71	40	94	31	18	196	157	25

ROE	19%	14%	10%	6%	14%			16%	12%
ROA	0.98	0.73	0.57	0.31	0.69			0.85	0.56

Business Metrics (in billions)
Auto Origination Volume	$4.5	$4.3	$4.1	$5.1	$4.1	5	10	$8.8	$8.9	(1)
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$39.4	$41.0	$41.7	$43.3	$44.3	(4)	(11)	$39.4	$44.3	(11)
Lease Financing Receivables	2.8	3.6	4.3	5.1	6.1	(22)	(54)	2.8	6.1	(54)
Operating Lease Assets	1.3	1.1	0.9	0.7	0.4	18	225	1.3	0.4	225

Total End-of-Period Loans and Lease Related Assets	43.5	45.7	46.9	49.1	50.8	(5)	(14)	43.5	50.8	(14)
Average Loans and Lease Related Assets
Loans Outstanding (l)	$40.3	$41.2	$42.6	$43.7	$47.0	(2)	(14)	$40.7	$47.9	(15)
Lease Financing Receivables	3.2	4.0	4.7	5.6	6.6	(20)	(52)	3.6	7.1	(49)
Operating Lease Assets	1.2	1.0	0.8	0.6	0.3	20	300	1.1	0.2	450

Total Average Loans and Lease Related Assets	44.7	46.2	48.1	49.9	53.9	(3)	(17)	45.4	55.2	(18)
Average Assets	45.6	47.3	49.3	51.3	54.9	(4)	(17)	46.4	56.1	(17)
Average Equity	2.4	2.4	2.7	2.7	2.7	-	(11)	2.4	2.7	(11)

Credit Quality Statistics
30+ Day Delinquency Rate	1.37%	1.39%	1.66%	1.60%	1.45%			1.37%	1.45%
Net Charge-offs
Loans	$44	$48	$72	$66	$45	(8)	(2)	$92	$119	(23)
Lease Receivables	1	3	5	4	2	(67)	(50)	4	11	(64)

Total Net Charge-offs	45	51	77	70	47	(12)	(4)	96	130	(26)
Net Charge-off Rate
Loans (l)	0.45%	0.47%	0.68%	0.60%	0.40%			0.46%	0.51%
Lease Receivables	0.13	0.30	0.42	0.28	0.12			0.22	0.31
Total Net Charge-off Rate (l)	0.43	0.46	0.66	0.56	0.37			0.44	0.49
Nonperforming Assets	$171	$198	$236	$246	$235	(14)	(27)	$171	$235	(27)
(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to the Bank One merger of $110 million, $109 million, $124 million, $124 million and $124 million for the quarters ending June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, and $219 million and $248 million year-to-date 2006 and 2005, respectively.

(b)	Includes commercial loans derived from community development activities and insurance policy loans.

(c)	Average loans include loans held-for-sale of $1.9 billion, $3.3 billion, $2.6 billion, $2.2 billion and $2.0 billion for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. The year-to-date average loans held-for-sale were $2.6 billion and $3.2 billion for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

(d)	Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.8 billion, $0.9 billion, $0.9 billion, $0.8 billion and $0.7 billion at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excludes delinquencies that are insured by government agencies under the Federal Family Education Loan Program of $0.4 billion and $0.4 billion at June 30, 2006 and March 31, 2006, respectively. Delinquencies were insignificant in the last three quarters of 2005. These amounts are excluded as reimbursement is proceeding normally.

(f)	Includes insignificant amounts of Education net charge-offs.

(g)	Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.1 billion, $1.1 billion, $1.1 billion, $1.0 billion and $1.0 billion at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are excluded as reimbursement is proceeding normally.

(h)	Excludes loans that are 90 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $0.2 billion and $0.2 billion at June 30, 2006 and March 31, 2006, respectively. The Education loans past due 90 days were insignificant in the last three quarters of 2005. These amounts are excluded as reimbursement is proceeding normally.

(i)	Includes nonperforming loans held-for-sale related to mortgage banking activities of $9 million, $16 million, $27 million, $10 million and $26 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively.

(j)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.

(k)	Includes changes in the MSR value due to servicing portfolio runoff (or time decay). Effective January 1, 2006, the Firm implemented SFAS 156, adopting fair value for the MSR asset. For periods prior to January 1, 2006, this amount represents MSR asset amortization expense calculated in accordance with SFAS 140.

(l)	Average loans include loans held-for-sale of $1.2 billion, $0.8 billion and $2.1 billion for the quarters ended June 30, 2006, December 31, 2005 and June 30, 2005, respectively. Average loans held-for-sale for the quarters ended March 31, 2006 and September 30, 2005 were insignificant. The year-to-date average loans held-for-sale were $0.6 million and $1.1 billion for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Credit Card Income	$653	$601	$772	$950	$868	9%	(25)%	$1,254	$1,629	(23)%
All Other Income	49	71	99	60	42	(31)	17	120	53	126

Noninterest Revenue	702	672	871	1,010	910	4	(23)	1,374	1,682	(18)
Net Interest Income	2,962	3,013	2,850	2,970	2,976	(2)	-	5,975	5,983	-

TOTAL NET REVENUE (a)	3,664	3,685	3,721	3,980	3,886	(1)	(6)	7,349	7,665	(4)

Provision for Credit Losses (b)	1,031	1,016	2,236	1,833	1,641	1	(37)	2,047	3,277	(38)

NONINTEREST EXPENSE
Compensation Expense	251	259	221	284	291	(3)	(14)	510	576	(11)
Noncompensation Expense	810	796	614	813	904	2	(10)	1,606	1,743	(8)
Amortization of Intangibles	188	188	182	189	188	-	-	376	377	-

TOTAL NONINTEREST EXPENSE (a)	1,249	1,243	1,017	1,286	1,383	-	(10)	2,492	2,696	(8)

Income Before Income Tax Expense (a)	1,384	1,426	468	861	862	(3)	61	2,810	1,692	66
Income Tax Expense	509	525	166	320	320	(3)	59	1,034	628	65

NET INCOME	$875	$901	$302	$541	$542	(3)	61	$1,776	$1,064	67

Memo: Net Securitization Gains (Amortization)	$(6)	$8	$28	$25	$15	NM	NM	$2	$3	(33)

FINANCIAL METRICS
ROE	25%	26%	10%	18%	18%			25%	18%
Overhead Ratio	34	34	27	32	36			34	35
% of Average Managed Outstandings:
Net Interest Income	8.66	8.85	8.14	8.55	8.83			8.76	8.98
Provision for Credit Losses	3.01	2.99	6.39	5.28	4.87			3.00	4.92
Noninterest Revenue	2.05	1.97	2.49	2.91	2.70			2.01	2.52
Risk Adjusted Margin (c)	7.70	7.84	4.24	6.18	6.66			7.77	6.58
Noninterest Expense	3.65	3.65	2.91	3.70	4.10			3.65	4.05
Pre-tax Income	4.05	4.19	1.34	2.48	2.56			4.12	2.54
Net Income	2.56	2.65	0.86	1.56	1.61			2.60	1.60

BUSINESS METRICS
Charge Volume (in billions)	$84.4	$74.3	$79.6	$76.4	$75.6	14	12	$158.7	$145.9	9
Net Accounts Opened (in thousands)	24,573	2,718	12,501	3,022	2,789	NM	NM	27,291	5,533	393
Credit Cards Issued (in thousands)	136,685	112,446	110,439	98,236	95,465	22	43	136,685	95,465	43
Number of Registered Internet Customers (in millions)	19.1	15.9	14.6	14.6	12.0	20	59	19.1	12.0	59

Merchant Acquiring Business (d)
Bank Card Volume (in billions)	$166.3	$147.7	$153.4	$143.4	$141.2	13	18	$314.0	$266.3	18
Total Transactions (in millions) (e)	4,476	4,130	4,315	3,921	3,804	8	18	8,606	7,263	18
(a)	As a result of the integration of Chase Merchant Services and Paymentech merchant processing businesses into a joint venture, beginning in the fourth quarter of 2005, Total Net Revenue, Total Noninterest Expense and Income Before Income Tax Expense have been reduced to reflect the deconsolidation of Paymentech. There is no impact to Net Income.

(b)	Second quarter 2006 includes a $90 million release of provision related to Hurricane Katrina. Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

(c)	Represents Total Net Revenue less Provision for Credit Losses.

(d)	Represents 100% of the merchant acquiring business.

(e)	Periods prior to the fourth quarter of 2005 have been restated to conform methodologies following the integration of Chase Merchant Services and Paymentech merchant processing businesses.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$72,961	$64,691	$71,738	$68,479	$68,510	13%	6%	$72,961	$68,510	6
Securitized Loans	66,349	69,580	70,527	69,095	68,808	(5)	(4)	66,349	68,808	(4)

Managed Loans	$139,310	$134,271	$142,265	$137,574	$137,318	4	1	$139,310	$137,318	1

SELECTED AVERAGE BALANCES
Managed Assets	$144,284	$145,994	$144,166	$144,225	$140,741	(1)	3	$145,134	$139,632	4
Loans:
Loans on Balance Sheets	$68,185	$68,455	$69,038	$68,877	$67,131	-	2	$68,319	$65,683	4
Securitized Loans	69,005	69,571	69,840	68,933	68,075	(1)	1	69,287	68,718	1

Managed Loans	$137,190	$138,026	$138,878	$137,810	$135,206	(1)	1	$137,606	$134,401	2

Equity	14,100	14,100	11,800	11,800	11,800	-	19	14,100	11,800	19

Headcount	18,753	18,801	18,629	19,463	20,647	-	(9)	18,753	20,647	(9)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,121	$1,016	$2,236	$1,633	$1,641	10	(32)	$2,137	$3,231	(34)
Net Charge-off Rate	3.28%	2.99%	6.39%	4.70%	4.87%			3.13%	4.85%

Delinquency ratios
30+ days	3.14%	3.10%	2.79%	3.39%	3.34%			3.14%	3.34%
90+ days	1.52	1.39	1.27	1.55	1.54			1.52	1.54

Allowance for Loan Losses	$3,186	$3,274	$3,274	$3,255	$3,055	(3)	4	$3,186	$3,055	4
Allowance for Loan Losses to Period-end Loans	4.37%	5.06%	4.56%	4.75%	4.46%			4.37%	4.46%

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,590	$1,726	$1,214	$1,683	$1,596	(8)%	-%	$3,316	$3,172	5%
Securitization Adjustments	(937)	(1,125)	(442)	(733)	(728)	17	(29)	(2,062)	(1,543)	(34)

Managed Credit Card Income	$653	$601	$772	$950	$868	9	(25)	$1,254	$1,629	(23)

Net Interest Income
Reported Data for the Period	$1,464	$1,439	$1,346	$1,370	$1,318	2	11	$2,903	$2,593	12
Securitization Adjustments	1,498	1,574	1,504	1,600	1,658	(5)	(10)	3,072	3,390	(9)

Managed Net Interest Income	$2,962	$3,013	$2,850	$2,970	$2,976	(2)	-	$5,975	$5,983	-

Total Net Revenue
Reported Data for the Period	$3,103	$3,236	$2,659	$3,113	$2,956	(4)	5	$6,339	$5,818	9
Securitization Adjustments	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)

Managed Total Net Revenue	$3,664	$3,685	$3,721	$3,980	$3,886	(1)	(6)	$7,349	$7,665	(4)

Provision for Credit Losses
Reported Data for the Period (b)	$470	$567	$1,174	$966	$711	(17)	(34)	$1,037	$1,430	(27)
Securitization Adjustments	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)

Managed Provision for Credit Losses (b)	$1,031	$1,016	$2,236	$1,833	$1,641	1	(37)	$2,047	$3,277	(38)

BALANCE SHEETS - AVERAGE BALANCES (a)
Total Average Assets
Reported Data for the Period	$77,371	$78,437	$76,207	$77,204	$74,515	(1)	4	$77,901	$72,768	7
Securitization Adjustments	66,913	67,557	67,959	67,021	66,226	(1)	1	67,233	66,864	1

Managed Average Assets	$144,284	$145,994	$144,166	$144,225	$140,741	(1)	3	$145,134	$139,632	4

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the period	$560	$567	$1,174	$766	$711	(1)	(21)	$1,127	$1,384	(19)
Securitization Adjustments	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)

Managed Net Charge-offs	$1,121	$1,016	$2,236	$1,633	$1,641	10	(32)	$2,137	$3,231	(34)

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Second quarter 2006 includes a $90 million release of provision related to Hurricane Katrina. Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$147	$142	$143	$145	$142	4%	4%	$289	$284	2%
Asset Management, Administration and Commissions	16	15	14	15	14	7	14	31	28	11
All Other Income (a)	111	76	97	94	96	46	16	187	167	12

Noninterest Revenue	274	233	254	254	252	18	9	507	479	6
Net Interest Income	675	667	662	623	616	1	10	1,342	1,216	10

TOTAL NET REVENUE	949	900	916	877	868	5	9	1,849	1,695	9

Provision for Credit Losses (b)	(12)	7	(17)	(46)	142	NM	NM	(5)	136	NM

NONINTEREST EXPENSE
Compensation Expense	179	197	171	164	159	(9)	13	376	320	18
Noncompensation Expense	302	285	289	279	293	6	3	587	569	3
Amortization of Intangibles	15	16	16	15	17	(6)	(12)	31	34	(9)

TOTAL NONINTEREST EXPENSE	496	498	476	458	469	-	6	994	923	8

Income Before Income Tax Expense	465	395	457	465	257	18	81	860	636	35
Income Tax Expense	182	155	178	181	100	17	82	337	248	36

NET INCOME	$283	$240	$279	$284	$157	18	80	$523	$388	35

MEMO:
Revenue by Product:
Lending	$331	$319	$310	$302	$311	4	6	$650	$603	8
Treasury Services	566	550	546	517	502	3	13	1,116	999	12
Investment Banking	66	40	56	50	61	65	8	106	100	6
Other	(14)	(9)	4	8	(6)	(56)	(133)	(23)	(7)	(229)

Total Commercial Banking Revenue	$949	$900	$916	$877	$868	5	9	$1,849	$1,695	9

IB Revenues, Gross	$186	$114	$150	$145	$150	63	24	$300	$257	17

Revenue by Business:
Middle Market Banking	$634	$623	$608	$589	$591	2	7	$1,257	$1,161	8
Mid-Corporate Banking	161	137	148	141	139	18	16	298	262	14
Real Estate	114	105	122	114	100	9	14	219	198	11
Other	40	35	38	33	38	14	5	75	74	1

Total Commercial Banking Revenue	$949	$900	$916	$877	$868	5	9	$1,849	$1,695	9

FINANCIAL RATIOS
ROE	21%	18%	33%	33%	19%			19%	23%
ROA	2.01	1.78	2.04	2.17	1.21			1.89	1.52
Overhead Ratio	52	55	52	52	54			54	54
(a)	IB-related and commercial card revenues are included in All Other Income.

(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$56,561	$54,771	$54,205	$51,988	$52,073	3%	9%	$55,671	$51,607	8%
Loans and Leases (a)	52,413	50,836	50,042	47,999	47,792	3	10	51,629	47,199	9
Liability Balances (b)	72,556	70,763	68,895	64,772	65,150	3	11	71,664	65,264	10
Equity	5,500	5,500	3,400	3,400	3,400	-	62	5,500	3,400	62

MEMO:
Loans by Business:
Middle Market Banking	$32,492	$31,861	$32,014	$31,402	$31,092	2	5	$32,178	$30,670	5
Mid-Corporate Banking	8,269	7,577	7,055	6,434	6,250	9	32	7,925	6,026	32
Real Estate	7,515	7,436	7,350	6,623	6,724	1	12	7,476	6,830	9
Other	4,137	3,962	3,623	3,540	3,726	4	11	4,050	3,673	10

Total Commercial Banking Loans	$52,413	$50,836	$50,042	$47,999	$47,792	3	10	$51,629	$47,199	9

Headcount	4,320	4,310	4,418	4,441	4,442	-	(3)	4,320	4,442	(3)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(3)	$(7)	$21	$6	$(3)	57	-	$(10)	$(1)	NM
Nonperforming Loans	225	202	272	369	434	11	(48)	225	434	(48)
Allowance for Loan Losses	1,394	1,415	1,392	1,423	1,431	(1)	(3)	1,394	1,431	(3)
Allowance for Lending-Related Commitments	157	145	154	161	196	8	(20)	157	196	(20)

Net Charge-off (Recovery) Rate (a)	(0.02)%	(0.06)%	0.17%	0.05%	(0.03)%			(0.04)%	-%
Allowance for Loan Losses to Average Loans (a)	2.68	2.80	2.79	2.98	3.02			2.72	3.05
Allowance for Loan Losses to Nonperforming Loans	620	700	512	386	330			620	330
Nonperforming Loans to Average Loans	0.43	0.40	0.54	0.77	0.91			0.44	0.92
(a)	Average loans include loans held-for-sale of $334 million, $268 million, $213 million, $298 million and $463 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively. The year-to-date average loans held-for-sale were $301 million and $311 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rate or allowance coverage ratios.

(b)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES (a) FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$184	$182	$184	$179	$198	1%	(7)%	$366	$368	(1)%
Asset Management, Administration and Commissions	683	650	629	605	611	5	12	1,333	1,175	13
All Other Income	178	146	134	127	140	22	27	324	258	26

Noninterest Revenue	1,045	978	947	911	949	7	10	2,023	1,801	12
Net Interest Income	543	507	489	469	468	7	16	1,050	922	14

TOTAL NET REVENUE	1,588	1,485	1,436	1,380	1,417	7	12	3,073	2,723	13

Provision for Credit Losses	4	(4)	2	(1)	2	NM	100	-	(1)	NM
Credit Reimbursement to IB (b)	(30)	(30)	(40)	(38)	(38)	-	21	(60)	(76)	21

NONINTEREST EXPENSE
Compensation Expense	537	549	454	487	476	(2)	13	1,086	933	16
Noncompensation Expense	493	480	523	493	593	3	(17)	973	1,079	(10)
Amortization of Intangibles	20	19	20	19	21	5	(5)	39	42	(7)

TOTAL NONINTEREST EXPENSE	1,050	1,048	997	999	1,090	-	(4)	2,098	2,054	2

Income before Income Tax Expense	504	411	397	344	287	23	76	915	594	54
Income Tax Expense	188	149	143	122	99	26	90	337	207	63

NET INCOME	$316	$262	$254	$222	$188	21	68	$578	$387	49

REVENUE BY BUSINESS
Treasury Services	$702	$693	$687	$670	$704	1	-	$1,395	$1,339	4
Worldwide Securities Services	886	792	749	710	713	12	24	1,678	1,384	21

TOTAL NET REVENUE	$1,588	$1,485	$1,436	$1,380	$1,417	7	12	$3,073	$2,723	13

FINANCIAL RATIOS
ROE	58%	42%	66%	58%	49%			49%	51%
Overhead Ratio	66	71	69	72	77			68	75
Pre-tax Margin Ratio (c)	32	28	28	25	20			30	22

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$11,536	$11,179	$10,662	$10,448	$9,716	3	19	$11,536	$9,716	19

Number of:
US$ ACH transactions originated (in millions)	848	838	787	753	727	1	17	1,686	1,426	18
Total US$ Clearing Volume (in thousands)	26,506	25,182	24,902	24,906	24,200	5	10	51,688	45,905	13
International Electronic Funds Transfer Volume (in thousands) (d)	35,255	33,741	29,641	22,723	20,014	4	76	68,996	37,173	86
Wholesale Check Volume (in millions)	904	852	876	928	991	6	(9)	1,756	1,931	(9)
Wholesale Cards Issued (in thousands) (e)	16,271	16,977	13,206	12,810	12,075	(4)	35	16,271	12,075	35

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES (a) FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SELECTED BALANCE SHEETS (Average)
Total Assets	$31,774	$29,230	$29,280	$27,679	$27,364	9%	16%	$30,509	$27,932	9%
Loans	14,993	12,940	13,826	12,160	11,452	16	31	13,972	11,694	19
Liability Balances (f)	194,181	178,133	161,976	157,493	154,530	9	26	186,201	149,643	24
Equity	2,200	2,545	1,525	1,525	1,525	(14)	44	2,372	1,525	56
Headcount (g)	24,100	23,598	22,207	21,878	21,926	2	10	24,100	21,926	10
TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (h)	$1,318	$1,291	$1,280	$1,232	$1,250	2	5	$2,609	$2,425	8
Treasury & Securities Services Firmwide Revenue (h)	2,204	2,083	2,029	1,942	1,963	6	12	4,287	3,809	13
Treasury Services Firmwide Overhead Ratio (i)	56%	56%	57%	59%	57%			56%	58%
Treasury & Securities Services Firmwide Overhead Ratio (i)	59	62	62	64	68			61	67
Treasury Services Firmwide Liability Balances (Average) (j)	$161,866	$155,422	$146,266	$140,079	$138,058	4	17	$158,662	$135,926	17
Treasury & Securities Services Firmwide Liability Balances (Average)(j)	265,398	248,328	230,854	222,264	219,680	7	21	256,910	214,908	20
FOOTNOTES
(a)	On April 8, 2006, the Firm announced the exchange of select Corporate Trust businesses, including trustee, paying agent, loan agency services and document management, for the consumer, small business and middle market banking businesses of The Bank of New York. These Corporate Trust businesses, which were previously reported in Treasury & Securities Services, have been deemed discontinued operations. The related balance sheet, income statement and assets under custody activity has been transferred to the Corporate segment for all periods presented.

(b)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS.

(c)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings, after all operating costs are taken into consideration.

(d)	International Electronic Funds Transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

(g)	Second quarter 2005 headcount has been restated to reflect the inclusion of international staff of Vastera.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
(h)	Firmwide revenue includes TS revenue recorded in the Commercial Banking (“CB”), Regional Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $146 million for the quarter ended June 30, 2006.

(i)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(j)	Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
TS Revenue Reported in CB	$566	$550	$546	$517	$502	3%	13%	$1,116	$999	12%
TS Revenue Reported in Other Lines of Business	50	48	47	45	44	4	14	98	87	13

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT REVENUE
Asset Management, Administration and Commissions	$1,279	$1,222	$1,155	$1,065	$994	5%	29%	$2,501	$1,969	27%
All Other Income	93	116	98	117	75	(20)	24	209	179	17

Noninterest Revenue	1,372	1,338	1,253	1,182	1,069	3	28	2,710	2,148	26
Net Interest Income	248	246	258	267	274	1	(9)	494	556	(11)

TOTAL NET REVENUE	1,620	1,584	1,511	1,449	1,343	2	21	3,204	2,704	18

Provision for Credit Losses (a)	(7)	(7)	(10)	(19)	(20)	-	65	(14)	(27)	48

NONINTEREST EXPENSE
Compensation Expense	669	682	578	554	509	(2)	31	1,351	1,047	29
Noncompensation Expense	390	394	431	397	383	(1)	2	784	754	4
Amortization of Intangibles	22	22	24	25	25	-	(12)	44	50	(12)

TOTAL NONINTEREST EXPENSE	1,081	1,098	1,033	976	917	(2)	18	2,179	1,851	18

Income Before Income Tax Expense	546	493	488	492	446	11	22	1,039	880	18
Income Tax Expense	203	180	146	177	163	13	25	383	321	19

NET INCOME	$343	$313	$342	$315	$283	10	21	$656	$559	17

REVENUE BY CLIENT SEGMENT
Private Bank	$469	$441	$437	$421	$409	6	15	$910	$831	10
Institutional	449	435	402	358	313	3	43	884	635	39
Retail	446	442	420	415	363	1	23	888	709	25
Private Client Services	256	266	252	255	258	(4)	(1)	522	529	(1)

Total Net Revenue	$1,620	$1,584	$1,511	$1,449	$1,343	2	21	$3,204	$2,704	18

FINANCIAL RATIOS
ROE	39%	36%	57%	52%	47%			38%	47%
Overhead Ratio	67	69	68	67	68			68	68
Pre-tax Margin Ratio (b)	34	31	32	34	33			32	33

BUSINESS METRICS
Number of:
Client Advisors (c)	1,486	1,499	1,484	1,461	1,452	(1)	2	1,486	1,452	2
Retirement Planning Services Participants	1,361,000	1,327,000	1,299,000	1,293,000	1,210,000	3	12	1,361,000	1,210,000	12
% of Customer Assets in 4 & 5 Star Funds (d)	56%	54%	46%	44%	50%	4	12	56%	50%	12

% of AUM in 1st and 2nd Quartiles: (e)
1 Year	71%	72%	69%	62%	75%	(1)	(5)	71%	75%	(5)
3 Years	75%	75%	68%	72%	72%	-	4	75%	72%	4
5 Years	81%	75%	74%	72%	73%	8	11	81%	73%	11

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$43,228	$41,012	$42,213	$42,427	$42,001	5	3	$42,126	$40,865	3
Loans (f)	25,807	24,482	26,657	26,850	26,572	5	(3)	25,148	26,465	(5)
Deposits (f) (g)	51,583	48,066	44,205	41,453	40,774	7	27	49,834	41,405	20
Equity	3,500	3,500	2,400	2,400	2,400	-	46	3,500	2,400	46

Headcount	12,786	12,511	12,127	12,531	12,455	2	3	12,786	12,455	3

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(4)	$7	$8	$23	$(2)	NM	(100)	$3	$(8)	NM
Nonperforming Loans	76	79	104	118	100	(4)	(24)	76	100	(24)
Allowance for Loan Losses	117	119	132	148	195	(2)	(40)	117	195	(40)
Allowance for Lending Related Commitments	3	3	4	6	3	-	-	3	3	-

Net Charge-off (Recovery) Rate	(0.06)%	0.12%	0.12%	0.34%	(0.03)%			0.02%	(0.06)%
Allowance for Loan Losses to Average Loans	0.45	0.49	0.50	0.55	0.73			0.47	0.74
Allowance for Loan Losses to Nonperforming Loans	154	151	127	125	195			154	195
Nonperforming Loans to Average Loans	0.29	0.32	0.39	0.44	0.38			0.30	0.38
(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.
(b)	Pre-tax margin represents Income before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.
(c)	Prior periods have been restated to conform with current methodologies.
(d)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(e)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(f)	The sale of BrownCo, which occurred on November 30, 2005, included $3.0 billion in both loans and deposits; the respective fourth quarter 2005 average balances were approximately $2.0 billion.
(g)	Reflects the transfer in 2005 of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Jun 30, 2006
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2006	2006	2005	2005	2005	2006	2005
Assets by Asset Class
Liquidity	$247	$236	$238	$239	$223	5%	11%
Fixed Income	172	166	165	166	171	4	1
Equities & Balanced	393	397	370	351	323	(1)	22
Alternatives	86	74	74	72	66	16	30

TOTAL ASSETS UNDER MANAGEMENT	898	873	847	828	783	3	15
Custody / Brokerage / Administration / Deposits	315	324	302	325	310	(3)	2

TOTAL ASSETS UNDER SUPERVISION	$1,213	$1,197	$1,149	$1,153	$1,093	1	11

Assets by Client Segment
Institutional (a)	$484	$468	$481	$479	$455	3	6
Private Bank	143	137	145	142	135	4	6
Retail (a)	219	214	169	155	141	2	55
Private Client Services	52	54	52	52	52	(4)	-

TOTAL ASSETS UNDER MANAGEMENT	$898	$873	$847	$828	$783	3	15

Institutional (a)	$486	$471	$484	$483	$458	3	6
Private Bank	331	332	318	309	300	-	10
Retail (a)	295	291	245	261	238	1	24
Private Client Services	101	103	102	100	97	(2)	4

TOTAL ASSETS UNDER SUPERVISION	$1,213	$1,197	$1,149	$1,153	$1,093	1	11

Assets by Geographic Region
U.S. / Canada	$577	$564	$562	$548	$527	2	9
International	321	309	285	280	256	4	25

TOTAL ASSETS UNDER MANAGEMENT	$898	$873	$847	$828	$783	3	15

U.S. / Canada	$828	$822	$805	$815	$776	1	7
International	385	375	344	338	317	3	21

TOTAL ASSETS UNDER SUPERVISION	$1,213	$1,197	$1,149	$1,153	$1,093	1	11

Mutual Funds Assets by Asset Class
Liquidity	$178	$167	$182	$188	$174	7	2
Fixed Income	47	48	45	39	41	(2)	15
Equity	194	189	150	137	114	3	70

TOTAL MUTUAL FUND ASSETS	$419	$404	$377	$364	$329	4	27

(a)	During the first quarter of 2006, assets under management of $22 billion from Retirement Planning Services has been reclassified from the Institutional client segment to the Retail client segment in order to be consistent with the revenue by client segment reporting.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	2Q06	1Q06	4Q05	3Q05	2Q05	2006	2005
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$873	$847	$828	$783	$790	$847	$791
Flows:
Liquidity	10	(5)	-	19	(5)	5	(11)
Fixed Income	6	-	2	(4)	(2)	6	2
Equities, Balanced & Alternatives	13	13	11	4	8	26	9
Market / Performance / Other Impacts (a)	(4)	18	6	26	(8)	14	(8)

TOTAL ASSETS UNDER MANAGEMENT	$898	$873	$847	$828	$783	$898	$783

Assets Under Supervision Rollforward
Beginning Balance	$1,197	$1,149	$1,153	$1,093	$1,092	$1,149	$1,106
Net Asset Flows	33	12	15	28	-	45	6
Acquisitions / Divestitures (b)	-	-	(33)	-	-	-	-
Market / Performance / Other Impacts(a)	(17)	36	14	32	1	19	(19)

TOTAL ASSETS UNDER SUPERVISION	$1,213	$1,197	$1,149	$1,153	$1,093	$1,213	$1,093

(a)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12 billion).
(b)	Reflects the sale of BrownCo in the fourth quarter of 2005 ($33 billion).

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
INCOME STATEMENT
REVENUE
Principal Transactions	$550	$196	$229	$262	$289	181%	90%	$746	$1,032	(28)%
Securities Gains (Losses)	(492)	(158)	(547)	(43)	6	(211)	NM	(650)	(895)	27
All Other Income (a)	231	102	1,359	38	112	126	106	333	184	81

Noninterest Revenue	289	140	1,041	257	407	106	(29)	429	321	34
Net Interest Income	(355)	(547)	(655)	(650)	(775)	35	54	(902)	(1,450)	38

TOTAL NET REVENUE	(66)	(407)	386	(393)	(368)	84	82	(473)	(1,129)	58

Provision for Credit Losses (b)	-	-	-	13	1	NM	NM	-	(3)	NM

NONINTEREST EXPENSE
Compensation Expense	770	685	864	738	772	12	-	1,455	1,545	(6)
Noncompensation Expense (c)	335	609	765	776	2,718	(45)	(88)	944	4,422	(79)
Merger Costs	86	71	77	221	279	21	(69)	157	424	(63)

Subtotal	1,191	1,365	1,706	1,735	3,769	(13)	(68)	2,556	6,391	(60)
Net Expenses Allocated to Other Businesses	(1,036)	(1,033)	(1,103)	(1,128)	(1,137)	-	9	(2,069)	(2,274)	9

TOTAL NONINTEREST EXPENSE	155	332	603	607	2,632	(53)	(94)	487	4,117	(88)

Income (Loss) from continuing operations before Income Tax Expense	(221)	(739)	(217)	(1,013)	(3,001)	70	93	(960)	(5,243)	82
Income Tax Expense (Benefit)	(181)	(319)	(212)	(396)	(1,177)	43	85	(500)	(2,081)	76

Income (Loss) from Continuing Operations	$(40)	$(420)	$(5)	$(617)	$(1,824)	90	98	$(460)	$(3,162)	85
Income from Discontinued Operations (after-tax) (d)	56	54	56	58	57	4	(2)	110	115	(4)

NET INCOME (LOSS)	$16	$(366)	$51	$(559)	$(1,767)	NM	NM	$(350)	$(3,047)	89

MEMO:
TOTAL NET REVENUE
Private Equity	$500	$204	$251	$272	$255	145	96	$704	$999	(30)
Treasury	(562)	(466)	(986)	(489)	(459)	(21)	(22)	(1,028)	(1,805)	43
Corporate Other (a)	(4)	(145)	1,121	(176)	(164)	97	98	(149)	(323)	54

TOTAL NET REVENUE	$(66)	$(407)	$386	$(393)	$(368)	84	82	$(473)	$(1,129)	58

NET INCOME (LOSS)
Private Equity	$293	$103	$121	$141	$122	184	140	$396	$559	(29)
Treasury	(347)	(272)	(575)	(301)	(324)	(28)	(7)	(619)	(1,153)	46
Corporate Other (c)	67	(207)	497	(320)	(1,449)	NM	NM	(140)	(2,305)	94
Merger Costs	(53)	(44)	(48)	(137)	(173)	(20)	69	(97)	(263)	63

Income (Loss) from Continuing Operations	$(40)	$(420)	$(5)	$(617)	$(1,824)	90	98	$(460)	$(3,162)	85
Income from Discontinued Operations (after-tax)	56	54	56	58	57	4	(2)	110	115	(4)

TOTAL NET INCOME (LOSS)	$16	$(366)	$51	$(559)	$(1,767)	NM	NM	$(350)	$(3,047)	89

Headcount	27,100	27,390	30,666	30,709	30,310	(1)	(11)	27,100	30,310	(11)
(a)	Includes a gain of $103 million in the second quarter of 2006 related to the initial public offering of MasterCard, and the gain of $1,254 million on the sale of BrownCo in the fourth quarter of 2005.

(b)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.

(c)	Includes litigation reserve charges of $1,872 million in the second quarter of 2005 and $2,772 million in the first six months of 2005 relating to the settlement of Enron and WorldCom class action litigation and for certain other material legal proceedings. In the second quarter of 2006, first quarter of 2006 and fourth quarter of 2005, insurance recoveries relating to certain material litigation of $260 million, $98 million and $208 million, respectively, were recorded. In the first six months of 2006, insurance recoveries relating to certain material litigation of $358 million were recorded.

(d)	The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, the results of operations of this business are being reported as discontinued operations for each of the periods presented.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SUPPLEMENTAL

TREASURY
Securities Gains (Losses) (a)	$(492)	$(158)	$(547)	$(43)	$6	(211)%	NM %	$(650)	$(896)	27%
Investment Securities Portfolio (Average)	63,714	39,989	37,814	39,351	43,652	59	46	51,917	54,588	(5)
Investment Securities Portfolio (Ending)	61,990	46,093	32,253	42,754	34,319	34	81	61,990	34,319	81

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$568	$207	$351	$430	$555	174	2	$775	$1,188	(35)
Write-ups / (Write-downs)	(74)	10	(74)	(71)	(133)	NM	44	(64)	73	NM
Mark-to-Market Gains (Losses)	49	4	(32)	(64)	(153)	NM	NM	53	(242)	NM

Total Direct Investments	543	221	245	295	269	146	102	764	1,019	(25)
Third-Party Fund Investments	6	16	44	18	31	(63)	(81)	22	70	(69)

Total Private Equity Gains (b)	$549	$237	$289	$313	$300	132	83	$786	$1,089	(28)

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$589	$501	$479	$563	$761	18	(23)
Cost	446	395	403	451	580	13	(23)
Quoted Public Value	808	677	683	795	1,082	19	(25)
Privately-Held Direct Securities
Carrying Value	4,321	5,077	5,028	4,793	5,037	(15)	(14)
Cost	5,647	6,501	6,463	6,187	6,362	(13)	(11)
Third-Party Fund Investments
Carrying Value	642	675	669	561	552	(5)	16
Cost	963	1,000	1,003	920	921	(4)	5

Total Private Equity Portfolio - Carrying Value	$5,552	$6,253	$6,176	$5,917	$6,350	(11)	(13)

Total Private Equity Portfolio - Cost	$7,056	$7,896	$7,869	$7,558	$7,863	(11)	(10)

(a)	Losses reflect repositioning of the Treasury investment securities portfolio. Excludes gains/losses on securities used to manage risk associated with MSRs.

(b)	Included in Principal Transactions.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Jun 30, 2006
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2006	2006	2005	2005	2005	2006	2005
CREDIT EXPOSURE
WHOLESALE (a)
Loans - U.S.	$125,870	$118,501	$112,065	$113,048	$110,096	6%	14%
Loans - Non-U.S.	52,345	46,298	38,046	38,543	39,492	13	33

TOTAL WHOLESALE LOANS - REPORTED	178,215	164,799	150,111	151,591	149,588	8	19

CONSUMER
Home Equity	77,826	75,241	73,866	72,504	71,239	3	9
Mortgage	60,014	57,690	58,959	60,995	59,020	4	2
Auto Loans and Leases	42,184	44,600	46,081	48,444	50,356	(5)	(16)
All Other Loans	23,904	25,060	18,393	18,491	17,312	(5)	38

Total Retail Financial Services	203,928	202,591	197,299	200,434	197,927	1	3
Credit Card Receivables - Reported	72,961	64,691	71,738	68,479	68,510	13	6

TOTAL CONSUMER LOANS - REPORTED	276,889	267,282	269,037	268,913	266,437	4	4

TOTAL LOANS - REPORTED	455,104	432,081	419,148	420,504	416,025	5	9
Credit Card Securitizations	66,349	69,580	70,527	69,095	68,808	(5)	(4)

TOTAL LOANS - MANAGED	521,453	501,661	489,675	489,599	484,833	4	8
Derivative Receivables	54,075	52,750	49,787	54,389	55,015	3	(2)
Interests in Purchased Receivables (b) (c)	-	29,029	29,740	28,766	27,887	NM	NM

TOTAL CREDIT-RELATED ASSETS	575,528	583,440	569,202	572,754	567,735	(1)	1
Wholesale Lending-Related Commitments (c)	366,914	322,575	321,109	314,537	311,737	14	18

TOTAL	$942,442	$906,015	$890,311	$887,291	$879,472	4	7

Memo: Total by Category
Total Wholesale Exposure (d)	$599,204	$569,153	$550,747	$549,283	$544,227	5	10
Total Consumer Managed Loans (e)	343,238	336,862	339,564	338,008	335,245	2	2

Total	$942,442	$906,015	$890,311	$887,291	$879,472	4	7

Risk Profile of Wholesale Credit Exposure:
Investment-Grade (f)	$464,982	$445,848	$432,648	$430,012	$421,516	4	10

Noninvestment-Grade: (f)
Noncriticized	105,383	98,354	95,375	98,380	100,377	7	5
Criticized Performing	3,431	4,325	4,222	4,857	4,492	(21)	(24)
Criticized Nonperforming	783	731	950	1,337	1,502	7	(48)

Total Noninvestment-Grade	$109,597	$103,410	$100,547	$104,574	$106,371	6	3

Held-for-Sale:
Held-for-Sale Wholesale Loans	$24,323	$19,555	$17,211	$14,339	$15,962	24	52
Purchased Nonperforming Held-for-Sale Wholesale Loans (g)	302	340	341	358	378	(11)	(20)

Total Held-for-Sale	$24,625	$19,895	$17,552	$14,697	$16,340	24	51

Total Wholesale Exposure	$599,204	$569,153	$550,747	$549,283	$544,227	5	10

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.

(b)	These represent undivided interests in pools of receivables and similar types of assets.

(c)	As a result of restructuring certain multi-seller conduits the Firm administers, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments as of June 30, 2006.

(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.

(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.

(f)	Excludes loans held-for-sale.

(g)	Represents distressed held-for-sale (“HFS”) wholesale loans purchased as part of IB’s proprietary activities.
Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2006
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2006	2006	2005	2005	2005	2006	2005
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans - U.S.	$663	$572	$819	$914	$959	16%	(31)%
Loans - Non-U.S.	148	165	173	278	292	(10)	(49)

TOTAL WHOLESALE LOANS-REPORTED (a)	811	737	992	1,192	1,251	10	(35)

CONSUMER LOANS
Home Equity	403	451	422	394	368	(11)	10
Mortgage	503	451	442	316	294	12	71
Auto Loans and Leases	133	157	193	202	189	(15)	(30)
All Other Loans	300	290	281	291	281	3	7

Total Retail Financial Services	1,339	1,349	1,338	1,203	1,132	(1)	18
Credit Card Receivables - Reported	11	12	13	9	9	(8)	22

TOTAL CONSUMER LOANS-REPORTED	1,350	1,361	1,351	1,212	1,141	(1)	18

TOTAL LOANS REPORTED (a)	2,161	2,098	2,343	2,404	2,392	3	(10)
Derivative Receivables	36	49	50	231	234	(27)	(85)
Assets Acquired in Loan Satisfactions	187	201	197	204	206	(7)	(9)

TOTAL NONPERFORMING ASSETS (a)	$2,384	$2,348	$2,590	$2,839	$2,832	2	(16)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$302	$340	$341	$358	$378	(11)	(20)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.47%	0.49%	0.56%	0.57%	0.57%

NONPERFORMING ASSETS BY LOB
Investment Bank	$525	$484	$645	$934	$946	8	(45)
Retail Financial Services	1,520	1,537	1,518	1,387	1,319	(1)	15
Card Services	11	12	13	9	9	(8)	22
Commercial Banking	230	214	288	388	452	7	(49)
Treasury & Securities Services	22	22	22	3	6	-	267
Asset & Wealth Management	76	79	104	118	100	(4)	(24)

TOTAL	$2,384	$2,348	$2,590	$2,839	$2,832	2	(16)

(a)	Excludes purchased HFS wholesale loans.

(b)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities, which are excluded from nonperforming assets.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
GROSS CHARGE-OFFS

Wholesale Loans	$23	$39	$123	$40	$31	(41)%	(26)%	$62	$92	(33)%
Consumer (Excluding Card)	172	178	216	193	167	(3)	3	350	386	(9)
Credit Card Receivables - Reported	653	665	1,374	881	811	(2)	(19)	1,318	1,564	(16)

Total Loans - Reported	848	882	1,713	1,114	1,009	(4)	(16)	1,730	2,042	(15)
Credit Card Securitizations	656	527	1,243	999	1,060	24	(38)	1,183	2,094	(44)

Total Loans - Managed	1,504	1,409	2,956	2,113	2,069	7	(27)	2,913	4,136	(30)

RECOVERIES

Wholesale Loans	42	59	99	80	83	(29)	(49)	101	153	(34)
Consumer (Excluding Card)	59	57	54	49	53	4	11	116	120	(3)
Credit Card Receivables - Reported	93	98	200	115	100	(5)	(7)	191	180	6

Total Loans - Reported	194	214	353	244	236	(9)	(18)	408	453	(10)
Credit Card Securitizations	95	78	181	132	130	22	(27)	173	247	(30)

Total Loans - Managed	289	292	534	376	366	(1)	(21)	581	700	(17)

NET CHARGE-OFFS

Wholesale Loans	(19)	(20)	24	(40)	(52)	5	63	(39)	(61)
Consumer (Excluding Card)	113	121	162	144	114	(7)	(1)	234	266
Credit Card Receivables - Reported	560	567	1,174	766	711	(1)	(21)	1,127	1,384

Total Loans - Reported	654	668	1,360	870	773	(2)	(15)	1,322	1,589
Credit Card Securitizations	561	449	1,062	867	930	25	(40)	1,010	1,847

Total Loans - Managed	$1,215	$1,117	$2,422	$1,737	$1,703	9	(29)	$2,332	$3,436

NET CHARGE-OFF RATES - ANNUALIZED
Wholesale Loans (a)	(0.05)%	(0.06)%	0.07%	(0.12)%	(0.16)%			(0.05)%	(0.10)%
Consumer (Excluding Card) (b)	0.24	0.27	0.36	0.31	0.25			0.25	0.29
Credit Card Receivables - Reported	3.29	3.36	6.75	4.41	4.25			3.33	4.25
Total Loans - Reported (a) (b)	0.64	0.69	1.39	0.89	0.82			0.66	0.85
Credit Card Securitizations	3.26	2.62	6.03	4.99	5.48			2.94	5.42
Total Loans - Managed (a) (b)	1.02	0.98	2.09	1.51	1.53			1.00	1.56

Memo: Credit Card - Managed	3.28	2.99	6.39	4.70	4.87			3.13	4.85
(a)	Average wholesale loans held-for-sale were $20,254 million, $19,480 million, $15,581 million, $13,045 million and $11,601 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. The year-to-date average loans held-for-sale were $19,869 million and $9,648 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.

(b)	Average consumer loans (excluding Card) held-for-sale were $12,903 million, $16,362 million, $16,505 million, $15,707 million and $14,620 million for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. The year-to-date average loans held-for-sale were $14,623 million and $15,237 million for 2006 and 2005, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,275	$7,090	$7,220	$6,794	$6,935	3%	5%	$7,090	$7,320	(3)%
Net Charge-Offs	(654)	(668)	(1,360)	(870)	(773)	2	15	(1,322)	(1,589)	17
Provision for Loan Losses	453	847	1,219	1,289	636	(47)	(29)	1,300	1,067	22
Other	2	6	11	7	(4)	(67)	NM	8	(4)	NM

Ending Balance	$7,076	$7,275	$7,090	$7,220	$6,794	(3)	4	$7,076	$6,794	4

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$384	$400	$395	$439	$488	(4)	(21)	$400	$492	(19)
Provision for Lending-Related Commitments	40	(16)	5	(44)	(49)	NM	NM	24	(53)	NM

Ending Balance	$424	$384	$400	$395	$439	10	(3)	$424	$439	(3)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$160	$118	$203	$341	$314	36	(49)
Formula - Based (a)
Statistical Calculation	1,639	1,713	1,629	1,590	1,604	(4)	2
Adjustments to the Statistical Calculation	770	837	621	659	686	(8)	12

Total Wholesale	2,569	2,668	2,453	2,590	2,604	(4)	(1)

Consumer
Formula - Based
Statistical Calculation	3,217	3,288	3,422	3,432	3,064	(2)	5
Adjustments to the Statistical Calculation	1,290	1,319	1,215	1,198	1,126	(2)	15

Total Consumer	4,507	4,607	4,637	4,630	4,190	(2)	8

Total Allowance for Loan Losses	7,076	7,275	7,090	7,220	6,794	(3)	4
Allowance for Lending-Related Commitments	424	384	400	395	439	10	(3)

Total Allowance for Credit Losses	$7,500	$7,659	$7,490	$7,615	$7,233	(2)	4

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	1.67%	1.84%	1.85%	1.89%	1.95%
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.70	1.82	1.84	1.84	1.65
Allowance for Loan Losses to Total Loans (b) (c)	1.69	1.83	1.84	1.86	1.76
Allowance for Loan Losses to Total Nonperforming Loans (d)	340	361	321	316	287

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,038	$1,117	$907	$1,002	$971	(7)	7
Retail Financial Services	1,321	1,333	1,363	1,375	1,135	(1)	16
Card Services	3,186	3,274	3,274	3,255	3,055	(3)	4
Commercial Banking	1,394	1,415	1,392	1,423	1,431	(1)	(3)
Treasury & Securities Services	9	6	11	6	7	50	29
Asset & Wealth Management	117	119	132	148	195	(2)	(40)
Corporate	11	11	11	11	-	-	NM

Total	$7,076	$7,275	$7,090	$7,220	$6,794	(3)	4

(a)	During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(b)	Loans held-for-sale were $24,625 million, $19,895 million, $17,552 million, $14,697 million and $16,340 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Loans held-for-sale were $11,834 million, $14,343 million, $16,598 million, $17,695 million and $13,112 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Nonperforming loans held-for-sale were $79 million, $84 million, $136 million, $116 million and $28 million at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE

						2Q06 Change				2006 Change
	2Q06	1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(91)	$189	$(98)	$(32)	$(271)	NM	66%	$98	$(627)	NM
Commercial Banking	(24)	16	(10)	(11)	116	NM	NM	(8)	108	NM
Treasury & Securities Services	4	(4)	3	(1)	2	NM	100	-	(3)	NM
Asset & Wealth Management	(7)	(6)	(8)	(22)	(18)	(17)%	61	(13)	(25)	48%
Corporate	-	-	-	13	1	NM	NM	-	(3)	NM

Total Wholesale	(118)	195	(113)	(53)	(170)	NM	31	77	(550)	NM

Retail Financial Services	101	85	158	376	95	19	6	186	187	(1)
Card Services	470	567	1,174	966	711	(17)	(34)	1,037	1,430	(27)

Total Consumer	571	652	1,332	1,342	806	(12)	(29)	1,223	1,617	(24)

Total Provision for Loan Losses	453	847	1,219	1,289	636	(47)	(29)	1,300	1,067	22

LENDING-RELATED COMMITMENTS
Investment Bank	$29	$(6)	$15	$(14)	$(72)	NM	NM	$23	$(82)	NM
Commercial Banking	12	(9)	(7)	(35)	26	NM	(54)	3	28	(89)
Treasury & Securities Services	-	-	(1)	-	-	NM	NM	-	2	NM
Asset & Wealth Management	-	(1)	(2)	3	(2)	NM	NM	(1)	(2)	50
Corporate	-	-	-	-	-	NM	NM	-	-	NM

Total Wholesale	41	(16)	5	(46)	(48)	NM	NM	25	(54)	NM

Retail Financial Services	(1)	-	-	2	(1)	NM	-	(1)	1	NM
Card Services	-	-	-	-	-	NM	NM	-	-	NM

Total Consumer	(1)	-	-	2	(1)	NM	-	(1)	1	NM

Total Provision for Lending-Related Commitments	40	(16)	5	(44)	(49)	NM	NM	24	(53)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(62)	$183	$(83)	$(46)	$(343)	NM	82	$121	$(709)	NM
Commercial Banking (a)	(12)	7	(17)	(46)	142	NM	NM	(5)	136	NM
Treasury & Securities Services	4	(4)	2	(1)	2	NM	100	-	(1)	NM
Asset & Wealth Management (a)	(7)	(7)	(10)	(19)	(20)	-	65	(14)	(27)	48
Corporate (a)	-	-	-	13	1	NM	NM	-	(3)	NM

Total Wholesale	(77)	179	(108)	(99)	(218)	NM	65	102	(604)	NM

Retail Financial Services (a)	100	85	158	378	94	18	6	185	188	(2)
Card Services (a)	470	567	1,174	966	711	(17)	(34)	1,037	1,430	(27)

Total Consumer	570	652	1,332	1,344	805	(13)	(29)	1,222	1,618	(24)

Total Provision for Credit Losses	493	831	1,224	1,245	587	(41)	(16)	1,324	1,014	31
Securitized Credit Losses	561	449	1,062	867	930	25	(40)	1,010	1,847	(45)

Managed Provision for Credit Losses	$1,054	$1,280	$2,286	$2,112	$1,517	(18)	(31)	$2,334	$2,861	(18)

(a)	Second quarter 2006 includes a $90 million release of provision related to Hurricane Katrina in Card Services. Third quarter 2005 includes a $400 million special provision related to Hurricane Katrina allocated as follows: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

JPMORGAN CHASE & CO.
CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE

							2Q06 Change				2006 Change
	2Q06		1Q06	4Q05	3Q05	2Q05	1Q06	2Q05	2006	2005	2005
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,473.8		3,472.7	3,472.1	3,485.0	3,493.0	-%	(1)%	3,473.3	3,505.2	(1)%
Weighted-Average Diluted Shares Outstanding	3,572.2		3,570.8	3,563.9	3,547.7	3,548.3	-	1	3,571.5	3,559.0	-
Common Shares Outstanding - at Period End	3,470.6		3,473.0	3,486.7	3,503.4	3,514.0	-	(1)	3,470.6	3,514.0	(1)

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	-	-	$0.68	$0.68	-
Book Value per Share	31.89		31.19	30.71	30.26	29.95	2	6	31.89	29.95	6
Dividend Payout	35%		39%	44%	48%	122%			37%	75%

NET INCOME	$3,540		$3,081	$2,698	$2,527	$994	15	256	$6,621	$3,258	103
Preferred Dividends	-		4	2	3	3	NM	NM	4	8	(50)

Net Income Applicable to Common Stock	$3,540		$3,077	$2,696	$2,524	$991	15	257	$6,617	$3,250	104

NET INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$1.00		$0.87	$0.76	$0.71	$0.27	15	270	$1.87	$0.89	110
Net Income	1.02		0.89	0.78	0.72	0.28	15	264	1.91	0.93	105

Diluted Earnings per Share
Income from continuing operations	$0.98		$0.85	$0.74	$0.70	$0.26	15	277	$1.82	$0.88	107
Net Income	0.99		0.86	0.76	0.71	0.28	15	254	1.85	0.91	103

SHARE PRICE
High	$46.80		$42.43	$40.56	$35.95	$36.50	10	28	$46.80	$39.69	18
Low	39.33		37.88	32.92	33.31	33.35	4	18	37.88	33.35	14
Close	42.00		41.64	39.69	33.93	35.32	1	19	42.00	35.32	19

STOCK REPURCHASE PROGRAM (a) (b)
Aggregate Repurchases	$745.5		$1,290.3	$1,000.0	$500.0	$593.7	(42)	26	$2,035.8	$1,909.3	7
Common Shares Repurchased	17.7		31.8	26.3	14.4	16.8	(44)	5	49.5	52.8	(6)
Average Purchase Price	$42.24		$40.54	$38.05	$34.61	$35.32	4	20	$41.14	$36.17	14

CAPITAL RATIOS
Tier 1 Capital	$74,983	(d)	$73,085	$72,474	$70,745	$69,782	3	7
Total Capital	106,283	(d)	103,800	102,437	98,254	96,089	2	11
Risk-Weighted Assets	884,228	(d)	858,080	850,643	866,289	850,241	3	4
Adjusted Average Assets	1,282,233	(d)	1,195,231	1,152,546	1,143,449	1,123,609	7	14
Tier 1 Capital Ratio	8.5%	(d)	8.5%	8.5%	8.2%	8.2%
Total Capital Ratio	12.0	(d)	12.1	12.0	11.3	11.3
Tier 1 Leverage Ratio	5.8	(d)	6.1	6.3	6.2	6.2

INTANGIBLE ASSETS (c)
Goodwill	$43,498		$43,899	$43,621	$43,555	$43,537	(1)	-	$43,498	$43,537
Mortgage Servicing Rights	8,247		7,539	6,452	6,057	5,026	9	64	8,247	5,026
Purchased Credit Card Relationships	3,138		3,243	3,275	3,352	3,528	(3)	(11)	3,138	3,528
All Other Intangibles	4,231		4,832	4,832	5,139	5,319	(12)	(20)	4,231	5,319

Total Intangibles	$59,114		$59,513	$58,180	$58,103	$57,410	(1)	3	$59,114	$57,410

(a)	On March 21, 2006, JPMorgan Chase announced that its Board of Directors had authorized the repurchase of up to $8 billion of the Firm’s common shares. The new authorization commenced immediately and replaced the Firm’s previous repurchase authorization. The authorization will be utilized at management’s discretion and the timing of purchases and the exact number of shares purchased will depend on market conditions and alternative investment opportunities.

(b)	Excludes commission costs.

(c)	Second quarter 2006 reflects the impact of discontinued operations.

(d)	Estimated.

JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House
Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.
Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes discontinued operations, Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses.
Discontinued Operations: The Firm has announced the exchange of a portion of the corporate trust business for the consumer, small-business and middle-market banking businesses of The Bank of New York. The Corporate Trust business to be sold includes trustee, paying agent, loan agency services and document management but excludes the American Depositary Receipts, escrow and commercial paper businesses. As a result of the announced sale of the corporate trust business, the results of operations of this business are being reported as discontinued operations.
Managed Basis: Includes reclassifications related to credit card securitizations and taxable equivalents as described below. Management uses certain non-GAAP financial measures at the segment level because it believes these non-GAAP financial measures provide information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitate a comparison of the business segment with the performance of competitors.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income.
Tax-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
NA: Data is not applicable or available for the period presented.
NM: Not meaningful
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Represents Trading revenue, primarily in the Investment Bank, plus Private equity gains (losses), primarily in the Private Equity business of Corporate.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
     a) Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fee, excess service fees, late fees, and other ancillary fees. Also includes income associated with the servicing of subprime mortgages.
     b) Changes in MSR asset fair value due to:
          – inputs or assumptions in the model include interest rates and other market based factors. Also includes updates to assumptions used in the MSR valuation process and changes in the value of servicing assets associated with subprime loans.
          – other changes in fair value include any factors other than those noted in the definition above. The single largest component of this line item is the change in MSR value due to servicing portfolio runoff (or time decay). For periods prior to January 1, 2006, this amount represents MSR asset amortization expense under SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125. Includes the results of both prime and subprime servicing assets.
          – derivative valuation adjustments and other represents fair value adjustments to the derivatives and other instruments used to hedge the MSR asset.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail – Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent (including negotiated transactions) – Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm. Correspondent negotiated transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume – Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened – Includes originations, purchases and sales.
3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.
5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include Term loans, Revolving lines of credit, Bridge financing, Asset-backed structures, and Leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, Lockbox, Disbursement and reconciliation services, Check deposits, Other check and currency-related services, Trade finance and logistics solutions, Commercial card, and Deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through Loan syndications, Investment-grade debt, Asset-backed securities, Private placements, High-yield bonds, Equity underwriting, Advisory, Interest rate derivatives, and Foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchased, and repurchase agreements).
2. IB revenues, gross – Represents 100% of the revenue related to investment banking products for which there is a sharing agreement between Commercial Banking and the Investment Bank and for the investment banking products that are sold through Commercial Banking.

JPMORGAN CHASE & CO.
Line of Business Metrics (continued)

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchased, and repurchase agreements).
Asset & Wealth Management
AWM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional serves large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers these institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.
2. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.
3. Retail provides customers worldwide with investment management services and retirement planning and administration through third-party and direct distribution channels.
4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.